UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE ARENA GROUP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The Arena Group Holdings, Inc.

Annual Meeting of Stockholders

June 2, 2022

Notice and Proxy Statement

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, June 2, 2022

Dear Fellow Arena Group Stockholders:	May 2, 2022

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of The Arena Group Holdings Inc., formerly known as theMaven, Inc. (the “Annual Meeting”). Due to the public health impact of the coronavirus (“COVID-19”) pandemic, and out of concern for the health and safety of our stockholders, directors, and members of management, the Annual Meeting will be held on Thursday, June 2, 2022 at 11:00 a.m., Eastern Time, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen and vote, regardless of their physical location, by logging on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2022. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “Arena Group 2022 Annual Meeting June 2, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 26, 2022. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration. If you plan to participate in the Annual Meeting, please see the Instructions for the Virtual Annual Meeting section in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.	To elect directors to our Board of Directors;

2.	To approve our 2022 Equity Incentive Plan;

3.	To ratify the extension of our stockholder rights plan;

4.	To approve the amendment to our Chief Financial Officer’s (“CFO”), Douglas Smith, outside-plan option agreements;

5.	To ratify the selection of Marcum LLP, as our independent registered public accounting firm; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on Monday, May 2, 2022 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote by Internet or mail as follows:

By Internet	By Mail
Visit www.voteproxy.com	Sign, date, and return the enclosed proxy card or voting instruction form

/s/ Ross Levinsohn
Ross Levinsohn
Chief Executive Officer, Chairman of the Board of Directors

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THE ARENA GROUP HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, June 2, 2022

This Proxy Statement (this “Proxy Statement”), and the enclosed proxy card, is solicited by the Board of Directors (our “Board”) of The Arena Group Holdings, Inc., formerly known as theMaven, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, June 2, 2022 at 11:00 a.m., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by logging on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2022. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “Arena Group 2022 Annual Meeting June 2, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 26, 2022. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

References in this Proxy Statement to “The Arena Group Holdings,” “Arena Group,” “we,” “us,” “our,” or the “Company” refers to The Arena Group Holdings, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 2, 2022.

This Proxy Statement on Schedule 14A (this “Proxy Statement”), the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended on December 31, 2021 (the “Annual Report”) are all available on at https://www.astproxyportal.com/ast/26433/. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Julie Fenster, our General Counsel, at 212.321.5002, or julie.fenster@thearenagroup.net, to request a copy of the proxy statement, annual report, or proxy card, or to obtain information regarding such meeting.

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What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Ross Levinsohn, Chairman of the Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about Monday, May 9, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on Thursday, May 2, 2022 (the “Record Date”), you were a stockholder of record of the Company’s common stock, par value $0.01 per share (our “Common Stock”), or of the Company’s Series H convertible preferred stock, par value $0.01 per share (our “Series H Preferred Stock,” and, collectively with the Common Stock, the “Voting Securities”), our only classes of voting stock issued and outstanding. On the Record Date, there were 17,808,434 shares of our Common Stock and 14,556 shares of Series H Preferred Stock issued and outstanding. All statements of shares and per-share information in this Proxy Statement reflect a one-for-twenty-two (1-for-22) reverse stock split of our outstanding Common Stock, effective at 8:00 p.m. Eastern Time on February 8, 2022, and implemented at the beginning of trading on the NYSE American on February 9, 2022 (the “Reverse Stock Split”) – unless such number of shares or per-share information specifically states that it is “Pre-Reverse Stock Split.”

Our Series H Preferred Stock votes together with our Common Stock as a single class, with our Series H Preferred Stock having a number of votes equal to the number of votes that the holder of our Series H Preferred Stock would be entitled to cast had such holder converted its Series H Preferred Stock into shares of our Common Stock on the Record Date for determining the stockholders eligible to vote. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us). Accordingly, after taking into account the “conversion block,” the holders of our Series H Preferred Stock holding 8,043 shares will be entitled to vote at the Annual Meeting the equivalent of 1,108,789 shares of our Common Stock; thus, a total of 18,917,223 shares of Voting Securities are entitled to vote at the Annual Meeting.

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Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote through the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, please log on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2022.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm, Marcum LLP (“Marcum”), under Proposal 5 is a “discretionary” matter. The following Proposals are “non-discretionary” items: (i) election of directors under Proposal 1; (ii) the approval of our 2022 Equity Incentive Plan (the “2022 Plan”) under Proposal 2; (iii) ratification of the extension of our Rights Agreement, dated as of May 4, 2021 (the “Original Rights Agreement”), which extension is reflected in the Amended and Restated Rights Agreement, dated as of May 2, 2022 (the “A&R Rights Agreement”; and, together with the Original Rights Agreement, the “Rights Agreement”), under Proposal 3; and (iv) approval of the amendment to our Chief Financial Officer (“CFO”) Douglas Smith’s outside-plan option agreements under Proposal 4.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “Arena Group 2022 Annual Meeting June 2, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 26, 2022. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Voting Securities, on an as-converted to Common Stock basis, you owned as of the Record Date, subject to any “conversion block” limitations with respect to the Series H Preferred Stock.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of seven directors to our Board; (ii) the approval of our 2022 Plan; (iii) the ratification of the extension of our Rights Agreement; (iv) the approval of the amendment to our CFO Douglas Smith’s outside-plan option agreements; and (v) the ratification of the selection of Marcum as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR each nominee	● Vote “For” any or all of the nominees listed ● Vote “Withhold” to withhold your vote for any or all of the nominees listed	Plurality of the votes present in person or by proxy and entitled to vote at the Annual Meeting	No effect	No effect

2 - Approval of the 2022 Plan	FOR	● Vote “For” the approval of the 2022 Plan ● Vote “Against” the approval of the 2022 Plan ● Abstain from voting on this proposal	Approved if a majority of the shares present in person or represented by proxy and entitled to vote, vote in favor of the proposal	Treated as votes against proposal	No effect

3 – Approval of an extension of the Rights Agreement	FOR	● Vote “For” the ratification of the extension of the Rights Agreement ● Vote “Against” the ratification of the extension of the Rights Agreement ● Abstain from voting on this item	Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

4 – Approval of the amendment to our CFO Douglas Smith’s outside-plan option agreements	FOR

● Vote “For” the approval of the amendment to our CFO Douglas Smith’s outside-plan option agreements

● Vote “Against” the approval of the amendment to our CFO Douglas Smith’s outside-plan option agreements

● Abstain from voting on this proposal

			Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

5 – Ratification of the appointment of Marcum as our independent registered public accounting firm	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	Brokers have discretion to vote

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Information about cumulative voting

Cumulative voting is not permitted under our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).

Are there interests of certain persons in matters to be acted upon?

No person who has been a director or officer of ours at any time since the beginning of fiscal 2021, a director nominee, or any associate of any such persons, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders, other than: (i) Proposal 1, the election of directors; (ii) Proposal 2, the approval of our 2022 Plan; (iii) Proposal 3, the ratification of the extension of our Rights Agreement; and (iv) Proposal 4, the approval of the amendment to our CFO Douglas Smith’s outside-plan option agreements.

Instructions for the virtual Annual Meeting

Participating in the virtual Annual Meeting

Due to the continued public health impact of the coronavirus (“COVID-19”) pandemic, this year’s Annual Meeting will be a virtual annual meeting. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen and vote. To participate in the Annual Meeting, you must log on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials distributed to you. The password for the meeting is agh2022. For registered stockholders, your 11-digit control number can be found on the proxy card. If you hold your shares beneficially through a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York, 11219. Please reference “Arena Group Annual Meeting June 2, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 26, 2022. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on Thursday, June 2, 2022. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 60 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the Annual Meeting. You may submit a question in advance of the Annual Meeting by sending an email to our Investor Relations department at investorrelations@thearenagroup.net with “Question – 2022 Annual Meeting” in the subject line by 5:00 p.m., Eastern Time, on May 26, 2022. Only questions pertinent to meeting matters will be considered. We will attempt to answer as many questions as time permits. Questions that are substantially similar may be grouped and answered together to avoid repetition. The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please click on the “Help” icon button in the virtual meeting platform for assistance.

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How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	By Internet. To vote by proxy via the Internet, simply follow the instructions described on the proxy card.

●	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

●	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	FOR each of the nominees listed under Proposal 1;

●	FOR the approval of our 2022 Plan under Proposal 2;

●	FOR the approval of the ratification of the Rights Agreement under Proposal 3;

●	FOR the approval of the amendment to our CFO Douglas Smith’s outside-plan option agreements under Proposal 4;

●	FOR the ratification of Marcum as our independent registered public accounting firm under Proposal 5.

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If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete one of the available methods of voting for each control number you receive on each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single copy of the proxy materials addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are Arena Group stockholders will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to our Investor Relations Firm, FNK IR LLC, c/o Robert Fink, 225 West 34th Street, 9th Floor, New York, NY 10122, or by calling 646.971.8899, and indicate you are a stockholder of The Arena Group Holdings, Inc. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

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Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at The Arena Group Holdings, Inc., 200 Vesey Street, 24th Floor, New York, New York, 10281, or the address listed for our principal offices as set forth in our then-most recent filing with the SEC, in time for him to receive it before the Annual Meeting; or

●	voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares of the Voting Securities outstanding, the voting power of each, the number of shares of Voting Securities represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of Voting Securities entitled to vote must be present at the Annual Meeting (virtually or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were an aggregate of 18,917,223 outstanding shares of our Common Stock and Series H Preferred Stock, on an as-converted basis, (including all restricted stock awards at such date) entitled to vote. Thus, 9,458,612 shares of Voting Securities must be present at the Annual Meeting (virtually or represented by proxy) to have a quorum.

Your shares of Voting Securities will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares of Voting Securities entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

No rights of appraisal

There are no rights of appraisal or similar rights of dissenters with respect to matters that are the subject of this proxy solicitation under the laws of the State of Delaware, our Certificate of Incorporation, or our Second Amended and Restated Bylaws (our “Bylaws”).

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How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the fiscal 2023 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to Attention: General Counsel, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC, before Monday, January 9, 2023, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal 2023 annual meeting, but the proposal is not intended to be included in our proxy statement relating to the meeting, or nominate a director for election at the fiscal 2023 annual meeting, the stockholder must give advance notice to us prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the fiscal 2022 Annual Meeting, or Thursday, February 2, 2023, and no later than 90 days prior to the anniversary date of the fiscal 2022 Annual Meeting, or Saturday, March 4, 2023. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the fiscal 2023 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report, and our audited consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Julie Fenster, our General Counsel, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

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PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect seven directors: Ross Levinsohn, Daniel Shribman, Todd Sims, Carlo Zola, Christopher Petzel, Laura Lee, and H. Hunt Allred to serve for a term ending at the annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. Ross Levinsohn, Daniel Shribman, Todd Sims, Carlo Zola, Christopher Petzel, Laura Lee, and H. Hunt Allred are all current members of our Board. Each of the nominees named below has been approved by our Board on recommendation from the Nominating and Governance Committee (the “Nomination Committee”).

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the appointed proxy may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees available.

Voting Recommendation

FOR the election of each director nominee.

Board and Committee Composition

Currently, we have seven directors with each director serving until his or her successor is elected and qualified or until their resignation or removal.

The following table includes the names, ages and titles of our directors and executive officers. Directors are to be elected each year by our stockholders at an annual meeting. Each director holds his or her office until his or her successor is elected and qualified or resignation or removal. Executive officers are appointed by our Board. Each executive officer holds his or her office until he or she resigns or is removed by our Board or his or her successor is appointed and qualified.

Name	Age	Current Title	Dates in Position or Office
Ross Levinsohn	58	Chief Executive Officer and Chair of our Board (1)	August 26, 2020 - Present
Paul Edmondson	47	President, Platform (2)	October 10, 2019 - Present
Douglas Smith	61	Chief Financial Officer and Secretary	May 3, 2019 - Present
Andrew Kraft	49	Chief Operating Officer (3)	October 1, 2020 - Present
Avi Zimak	47	Chief Revenue and Strategy Officer	December 19, 2019 - Present
Jill Marchisotto	45	Chief Marketing Officer	October 1, 2020 - Present
H. Robertson Barrett	55	President, Media	February 18, 2021 - Present
Todd Sims	52	Director (4)	August 23, 2018 - Present
Daniel Shribman	38	Director (5)	June 11, 2021 - Present
Carlo Zola	44	Director (6)	June 11, 2021 - Present
Christopher Petzel	50	Director (7)	October 7, 2021 - Present
Laura Lee	46	Director (8)	October 7, 2021 - Present
H. Hunt Allred	37	Director (9)	October 7, 2021 - Present

(1)	Mr. Levinsohn held the title of Chief Executive Officer of Sports Illustrated from September 2019 until his appointment as our Chief Executive Officer and a director on August 26, 2020. Mr. Levinsohn was appointed as the Chair of our Board on October 12, 2021.
(2)	Mr. Edmondson previously held the title of our Chief Operating Officer from August 2018 until December 2019. Mr. Edmondson also served as President from October 10, 2019, until February 18, 2021; however, on February 18, 2021, the role of President was split into two offices, President, Platform, which Mr. Edmondson holds, and President, Media.
(3)	Mr. Kraft previously held the title of Executive Vice President and Chief Strategy and Revenue Officer from December 2018 until December 2019.
(4)	Mr. Sims is the Chair of our Nomination Committee and serves on our Special Finance and Governance Committee (“Special Finance Committee”).
(5)	Mr. Shribman serves on our Audit Committee (“Audit Committee”) and Nomination Committee.
(6)	Mr. Zola serves on our Audit Committee and is Chair of our Special Finance Committee.
(7)	Mr. Petzel serves on our Compensation Committee (“Compensation Committee”) and Nomination Committee.
(8)	Ms. Lee is the Chair of our Audit Committee and serves on our Compensation Committee.
(9)	Mr. Hunt is the Chair of our Compensation Committee.

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Biographical and Related Information – Director Nominees and Executive Officers

The following is an overview of the biographical information for each of our director nominees and executive officers, including their age, the year they became directors or officers, to the extent applicable, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Nominees for Director

Ross Levinsohn, 58, has served as our Chief Executive Officer and a director since August 26, 2020. Mr. Levinsohn joined us on June 14, 2019, as the Chief Executive Officer of Sports Illustrated. Mr. Levinsohn also served as one of our directors briefly in 2017. Mr. Levinsohn was an executive with Tribune Publishing from August 21, 2017 until January 17, 2019, serving first as the Chief Executive Officer of the Los Angeles Times and then as the Chief Executive Officer of Tribune Interactive. He was the managing partner of Whisper Advisors, LLC, an advisory firm, from June 2016 to August 2017. Mr. Levinsohn also previously served as Chief Executive Officer at Guggenheim Digital Media from January 2013 to June 2014, overseeing brands including The Hollywood Reporter and Billboard Magazine. He served in various executive positions at Yahoo! Inc. (“Yahoo!”), a global Internet company, from October 2010 to August 2012, including as the Interim Chief Executive Officer and Executive Vice President, Head of Global Media and Head of the Americas. Mr. Levinsohn co-founded and served as managing director at Fuse Capital, an investment and strategic equity management firm focused on investing in and building digital media and communications companies, from 2007 to 2010. Prior to his time at Fuse Capital, Mr. Levinsohn spent six years at News Corporation, serving in roles including President of Fox Interactive Media and Senior Vice President of Fox Sports Interactive. Earlier in his career, Mr. Levinsohn held senior management positions with AltaVista, CBS Sportsline and HBO. We believe that Mr. Levinsohn is qualified to serve as one of our directors because of his vast executive experience with various media companies and his understanding of our business through his service as our Chief Executive Officer.

Daniel Shribman, 38, has served as one of our directors since June 11, 2021. He has served as the Chief Investment Officer of B. Riley Financial, Inc. (“B. Riley”) since 2019 where he oversees the asset base alongside the Co-Chief Executive Officer, and President of its B. Riley Principal Investments subsidiary, which acquires, invests, and operates companies with a focus on maximizing cash flows through operational expertise, since September 2018. Mr. Shribman has served as a member of the board of directors of Alta Equipment Group Inc. (NYSE: ALTG) since February 2020, as a member of the board of directors and audit committee chair of Eos Energy Enterprises (Nasdaq: EOSE) since November 2020, NextPoint Financial Inc. (OTCMKTS: NACQF) since August 2021, and AltEnergy Acquisition Corp. (Nasdaq: AEAE) since November 2021. Mr. Shribman also serves as a board observer or at the board level of several private companies. Mr. Shribman has served as the Chief Executive Officer and Chief Financial Officer of B. Riley Principal 150 Merger Corp. and B. Riley Principal 250 Merger Corp. since February 2021 and May 2021, respectively. Prior to joining B. Riley, Mr. Shribman was a Portfolio Manager at Anchorage Capital Group, L.L.C., a special situation asset manager with over $15 billion in assets under management, from 2010 until 2018. During his tenure, he led investments in dozens of public and private opportunities across the general industrials, transportation, automotive, aerospace, gaming, hospitality and real estate industries. These investments ranged from public equities and bonds to deeply distressed securities, par bank debt, minority owned private equity, and majority owned private equity. Prior to this, he worked at a private equity firm and in the restructuring advisory group at Lazard Freres. Mr. Shribman obtained a AB degree in Economics and History from Dartmouth College. We believe that Mr. Shribman is qualified to serve as a director because of his previous experience working in close collaboration with management teams and boards to maximize shareholder value in the form of operational turnarounds, capital markets financings and communication and capital deployment initiatives.

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Todd Sims, 52, has served as a member of our Board since August 23, 2018. Mr. Sims has served as the President of B. Riley Venture Capital (“BRVC”), a wholly owned subsidiary of B. Riley since October 2020. Prior to his current position with BRVC, Mr. Sims served as a member of B. Riley’s board of directors from 2016 to 2020. Prior to his role at BRVC, Mr. Sims spent 10 years as Senior Vice President of Digital Strategy of Anschutz Entertainment Group, Inc., one of the leading sports and entertainment presenters in the world, overseeing business and corporate development for its ticketing business, AXS Digital, LLC. Prior to that, Mr. Sims spent more than 15 years building Internet businesses. In the mid-1990s, Mr. Sims served as ESPN’s executive producer of NFL.com, NBA.com, and NASCAR Online. Mr. Sims also served on the management team of eCompanies, LLC, an incubator which has incubated a number of companies including Jamdat Mobile Inc. (acquired by Electronic Arts Inc.), Business.com Inc. (acquired by R.H. Donnelley Corp.), and Boingo Wireless, Inc. Mr. Sims serves as an advisor to the Los Angeles Dodgers Tech Accelerator and was a guest lecturer at the University of Southern California’s Marshall School of Business. Mr. Sims graduated from Colorado College in 1992. Mr. Sims’ digital media experience provides an important resource to our Board and qualifies him for service as a director.

Carlo Zola, 44, has served as one of our directors since June 11, 2021. He is an investment professional with over 19 years of active experience in the financial markets. Mr. Zola started his professional career in 2002 as a research analyst at Intermonte SIM in Milan, the leading independent Italian investment bank. In 2004, Mr. Zola started working at the largest fund management company in the world with over $2 trillion under management, Capital Group, where he held positions as analyst and portfolio manager in Los Angeles, New York, Toronto and London. During his 13 years at Capital Group, Mr. Zola successfully managed a portfolio of over $1 billion in assets, with responsibilities in global and income mandates as well as more focused mandates in Media, Metals and Mining, Chemicals and Real Estate (REITs). During the last 3 years at Capital Group, Mr. Zola also served as Research Portfolio Coordinator (RPC) overseeing investments by a team of over 20 analysts for one of its Growth and Income funds. An early investor in cryptocurrencies, Mr. Zola left Capital Group in 2018 and has been a founding partner at Paladin Trust, a leading Trust and Custodian business dedicated to the crypto markets founded in 2018. Since January 2020, Mr. Zola is a founding partner at Percival Ventures, an investment firm based in Puerto Rico, focused on early stage blockchain investments and cryptocurrencies. In late 2020, Mr. Zola was among the founding partners of Atlas Capital Team, L.P. an asset management company in which he retains an active position as Portfolio Manager with a mandate focused on Real Estate and ESG investments. Finally, Mr. Zola serves as a principal of Warlock Partners, LLC (“Warlock”) and of Roundtable Media L.L.C. Mr. Zola holds a Bachelor of Arts degree in Economics from Bocconi University in Milan, Italy, where he graduated summa cum laude in 2002 and a Master degree in management from CEMS, the Community of European Management Schools, which he attended at ESADE in Barcelona, Spain. We believe that Mr. Zola is qualified to serve as a director because of his extensive financial market experience.

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Christopher Petzel, 50, has served as one of our directors since October 7, 2021. He is a partner at Percival Ventures, an investment firm based in Puerto Rico, focused on early stage blockchain investments and crypto currencies. Since August 2019, he has served as Chairman of Byte to Bite Industries, Inc., a delivery-focused hospitality and technology venture, as Chairman of Broadside Enterprises, Inc. (OTC:BRSE), an entertainment and media company, and as Chairman of Chancellor Group, Inc. (OTC:CHAG), a small cap vehicle. Mr. Petzel has broad experience with media, technology, hospitality, and corporate finance, including transactions with publicly-traded companies and has produced and/or financed several hundred million dollars of entertainment assets. Mr. Petzel worked for investment banking firm Houlihan Lokey in Los Angeles, where his clients included DreamWorks, Pacific Data Images (now DreamWorks Animation), Centropolis Effects, Sundance Productions, Constantin Film AG and Castle Music. In 1999, he was one of the principal members of the team representing The Walt Disney Company in valuation matters pertaining to a much-publicized arbitration with Jeffrey Katzenberg. Mr. Petzel also previously worked for the media finance department of Berliner Bank AG (London Branch). Mr. Petzel is fluent in German, English, French and Spanish. He studied finance and economics at the Universities of Barcelona (Spain) and Fribourg (Switzerland), where he graduated summa cum laude. We believe that Mr. Petzel is qualified to serve as a director because of his experience with media, technology, hospitality, and corporate finance, as well as his experience in building a technology platform for the entertainment industry and working with small cap companies, including with respect to their reporting requirements.

Laura Lee, 46, has served as one of our directors since October 7, 2021. Ms. Lee is a seasoned technology and media executive, advisor, and board director. Since 2018, Ms. Lee has been advising growth companies like Patreon Inc., Xoogler.co (ex-Googler network), and McKinsey & Company, Inc. Previously, she held senior positions at various media, technology, and consumer companies, including Executive Vice President of Content, Strategy, and Operations at NBC Universal Media LLC in 2017, where she oversaw over $2 billion in key digital investments and relationships with Snap Inc., BuzzFeed, Inc., Vox Media, Inc., and YouTube LLC (“YouTube”), new business opportunities, and digital content production. From 2015 to 2016, Ms. Lee was the Chief Digital Officer and President of Media at Margaritaville Enterprises, LLC (“Margaritaville”), Jimmy Buffett’s lifestyle brand, where she grew Margaritaville’s digital footprint by 300% through original content and signed multi-million dollar deals for the new media business unit. From 2007 to 2015, Ms. Lee worked at YouTube where she oversaw North American Content, the top revenue-generating division of YouTube, launched the global transaction (VOD/EST) business for YouTube and Google Play, and created the Global Top Creator team, which oversaw the relationships with YouTube’s most popular digital-native influencers. Prior to her time with YouTube, Ms. Lee held various roles at Viacom Media Networks, Inc. from 2003 to 2007, including Vice President of Business Development and Operations at MTV Networks where she launched the first digital video business with Vice (VBS.TV) and acquired Harmonix Music Systems, the developer of iconic gaming hits Rock Band and Guitar Hero. Ms. Lee currently serves on the board of MediaCo Holding Inc. (NASDAQ: MDIA) (“MediaCo”) where she chairs several committees, including Audit, Digital M&A, and the COVID Task Force, and serves on the Compensation Committee. At MediaCo, she is helping the company reimagine its business model, expand its media asset portfolio, and deepen its digital footprint. She previously was an independent director on the board of American Apparel LLC where she served on the Nominating and Corporate Governance Committee, led digital transformation, and helped conduct the Chief Executive Officer search. Ms. Lee also serves on the board of WatchMojo, one of the top global entertainment networks on YouTube with over 45 million subscribers and 18 billion views (www.youtube.com/watchmojo). She provides strategic advice around content, product, and business expansion. She also sits on the board of Womensphere, a social enterprise business focused on empowering women and girls globally. She is an industry expert and has been recognized as a top executive by Variety, NACD, Crain’s New York, and Multichannel News. Ms. Lee is a graduate of Brown University and Harvard Business School. We believe that her demonstrated experience corporate finance, strategy, digital content and marketing, as well as in the technology and media industries qualifies her to serve as a director.

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H. Hunt Allred, 37, has served as one of our directors since October 7, 2021. Mr. Allred currently serves as Director of Alternative Investments, leading investments on behalf of various Hunt Family entities, doing business as Petro-Hunt LLC (“Petro-Hunt”). Petro-Hunt is primarily focused on investing in technology, healthcare, and other venture opportunities. Mr. Allred has served in this position since May 2017. He also serves in management positions across several portfolio companies, including RedCap Investments, LP, Mill Iron Operations and mLife Diagnostics. Prior to joining Petro-Hunt, Mr. Allred held roles at hedge funds Citadel, from December 2016 to April 2017, and Vollero Beach Capital Partners, from June 2012 to September 2016, where he focused on public equity investing across the industrial, energy and utility sectors. Prior to his position with Vollero Beach Capital Partners, Mr. Allred served as an industrial public equity analyst at Aptigon Capital, a division of Citadel LLC, from October 2016 to April 2017. He held various roles at Commerce Street Capital, a private equity fund centered on investing in regional financial institutions. He began his career at ORIX USA, holding roles in both the corporate finance group, financing sponsored backed leverage buyouts, and the real estate structured credit group, working out distressed real estate assets. Mr. Allred received his Bachelor of Business Administration from Texas Christian University and Master of Business Administration from the University of Texas at Austin. Because of his extensive investment experience across multiple asset classes, with expertise including private equity, public equity, venture capital, credit origination, and structured credit resolutions, we believe Mr. Allred is qualified to serve as a director.

Executive Officers Who Do Not Serve as Directors

Paul Edmondson, 47, has served as President of Platform since February 16, 2021, the date on which we split our President role into two separate officer roles. Prior to this appointment, he served as our President since October 10, 2019. Beginning on February 16, 2021, Mr. Edmondson’s role as President will be overseeing the Platform operations. Mr. Edmondson also served as our Chief Operating Officer from August 23, 2018, until December 9, 2019. Mr. Edmondson oversees our Platform business that offers the core content management system, programmatic advertising technology and multitenant subscription stack for publishers serving partner publishers and our owned and operated properties. Mr. Edmondson joined the Company with the acquisition of HubPages, Inc. (“HubPages”), where he served as Founder and Chief Executive Officer beginning in January 2006. Prior to HubPages, he served as the Group Product Manager for Microsoft Corporation’s MSN Entertainment. He joined Microsoft Corporation with the acquisition of MongoMusic, Inc., and prior to that he developed applications for Hewlett-Packard Company.

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Douglas Smith, 61, has served as our CFO since May 3, 2019. Before joining us, Mr. Smith served as the Chief Financial Officer of Ashworth College from March 2016 to April 2019. Mr. Smith also served as the Chief Financial Officer of Scout Media from May 2015 to March 2016, GLM Shows from November 2011 to May 2014, EducationDynamics from July 2009 to November 2011, Datran Media from June 2005 to December 2008, and Peppers & Rogers Group from October 2000 to May 2005. From May 1993 to October 2000, Mr. Smith served as Senior Vice President and Treasurer of Primedia. Prior to his corporate experience, Mr. Smith served as the Senior Vice President of the Bank of New York from June 1982 to May 1993. Mr. Smith earned his Master of Business Administration from Columbia Business School and his Bachelor of Arts in Economics from Connecticut College.

Andrew Kraft, 49, has served as our Chief Operating Officer since October 1, 2020. Mr. Kraft joined us in December 2018 and served in a variety of senior leadership roles before transitioning to a consulting role from April 2020 through October 2020, when he rejoined us as a full-time employee. Prior to joining us, Mr. Kraft served in a variety of roles on the executive team of Xandr, a division of AT&T Inc., formerly known as AppNexus, for seven years, including as the head of Business and Corporate Development, as a co-founder of the company’s publisher business and head of Publisher Strategy, and as the Chief Financial Officer. Previously, Mr. Kraft was the Senior Vice President, AMP & Publisher Solutions for Collective, where he led business development for the company’s audience management and monetization platform. Mr. Kraft studied Physics and Theater at the Massachusetts Institute of Technology.

Avi Zimak, 47, has served as our Chief Revenue Officer and Head of Global Strategic Partnerships since December 9, 2019. Before joining us, Mr. Zimak served as the Chief Revenue Officer & Publisher of New York Media from March 2017 to December 2019. From September 2012 to January 2015, Mr. Zimak served as the Vice President of Sales of North America for Outbrain. Mr. Zimak also served as the General Manager of The Americas for Outbrain from January 2015 to February 2017. He served on various management teams at Hearst Corporation from August 2007 to September 2012 and worked toward the launch and oversight of the Hearst App Lab. Mr. Zimak served in national sales roles for Condé Nast from 2003 to 2007, Time Inc. from 2001 to 2003, Advance Publications American City Business Journals from 1998 to 2001, and Ziff Davis from 1997 to 1998. Mr. Zimak received his Bachelor of Arts from the State University of New York at Potsdam in 1997.

Jill Marchisotto, 45, has served as our Chief Marketing Officer since October 1, 2020. She also served as our Chief Consumer Marketing & Membership Officer from November 2019 until October 2020. Ms. Marchisotto joined us in 2019 with our acquisition of TheStreet, Inc., where she led the consumer subscription business and marketing strategy for the brand’s suite of products, including Jim Cramer’s popular investment club. Her roles with TheStreet included Executive Director, Consumer Marketing from October 2017 until October 2019; Senior Director of Marketing from February 2017 until October 2017; and Director of Marketing from May 2016 until January 2017. From May 2013 to May 2016, Ms. Marchisotto worked on the Consumer Marketing, Retention, and Gift Program for Bloomberg L.P. Prior to that, Ms. Marchisotto worked extensively in both digital and print media and served in various marketing roles at Conde Nast and Wenner Media.

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H. Robertson Barrett, 55, has served as our President of Media since February 16, 2021. Before joining us, Mr. Barrett served as the President, Digital of Hearst Newspapers from January 2016 to February 2021. From February of 2014 to December of 2015, Mr. Barrett served as the Vice President of Media Strategy and Operations at Yahoo!, and from May 2011 through January of 2014, as Vice President of Yahoo! News and Yahoo! Finance. Mr. Barrett served as Chief Strategy Officer of Perfect Market, Inc., an IdeaLab company, from January 2010 through May 2011. He served in general management positions at Tribune Company from 2005 to 2009, including Senior Vice President and General Manager, Digital, for The Los Angeles Times from January 2005 through May 2008 and Executive Vice President, Tribune Interactive, from May 2008 through December 2009. Mr. Barrett had earlier digital management roles as Vice President and General Manager of Primedia Inc.’s ChannelOne.com from 1998 to 1999, as Vice President and General Manager of The FeedRoom, Inc., a broadband video venture backed by NBC and Tribune, from 1999 to 2001, and as a co-founder of Time.com, as Deputy Editor, in 1994 and 1995 and of ABCNews.com, as Managing Producer from 1996 to 1998. Mr. Barrett received a Bachelor of Arts in Ancient Greek from Duke University in 1988 and a Master of Public Policy from Harvard University’s John F. Kennedy School of Government in 1994.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, director nominees, and executive officers has been involved in any legal or regulatory proceedings, as set forth in Item 401 of Regulation S-K, during the past ten years.

CORPORATE GOVERNANCE

Director Qualifications

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee, Nomination Committee, and Special Finance Committee. The entire Board met 14 times, including telephonic meetings, during fiscal 2021. All directors attended at least 75% of our Board meetings. All of our incumbent directors attended at least 75% of the meetings held by committees of our Board on which they served during fiscal 2021. We held our last annual stockholders’ meeting on October 7, 2021. When we hold annual stockholders’ meetings, it is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of our Board.

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Audit Committee. The Audit Committee currently consists of Laura Lee (Chair), Carlo Zola, and Daniel Shribman. The Audit Committee met 12 times during fiscal 2021. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters.

The Audit Committee assists our Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, our accounting and financial reporting processes and financial statement audits, (ii) our compliance with legal and regulatory requirements, (iii) our systems of internal control over financial reporting and disclosure controls and procedures, (iv) the independent auditor’s engagement, qualifications, performance, compensation, and independence, (v) review and approval of related party transactions, and (vi) the communication among our independent auditors, our financial, and senior management and our Board. Our Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and the NYSE American. Our Board has determined that Ms. Lee, the Chair of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee. The Compensation Committee currently consists of H. Hunt Allred (Chair), Christopher Petzel, and Laura Lee. The Compensation Committee met 5 times during fiscal 2021. The Compensation Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters.

The purpose of the Compensation Committee is to evaluate, recommend, approve, and review our executive officer and director compensation arrangements, plans and programs and to administer our cash-based and equity-based plans for employees and consultants. The Compensation Committee’s principal functions are to: (i) review and approve all forms of our non-equity and equity-based compensation of executive officers and directors; and (ii) administer our equity-based compensation plans, including administering the 2019 Equity Incentive Plan (our “2019 Plan”), pursuant to which incentive awards, including stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights are granted to our directors, executive officers, and key employees. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards for all of our executive officers, setting base salary amounts, and fixing compensation levels. This includes reviewing and making recommendations to our Board regarding corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating, at least annually, the Chief Executive Officer’s performance in light of these goals and objectives, and reviewing and making recommendations to our Board regarding the Chief Executive Officer’s compensation level based on such evaluation.

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The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of our Board. After the Compensation Committee completes their annual review, they make recommendations to our Board regarding director compensation.

The Compensation Committee is authorized to engage compensation consultants, if they deem necessary, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program. Our management engaged Radford, an Aon Hewitt Company (“Radford”), a nationally recognized compensation consulting firm, in fiscal 2021 to conduct a pay equity analysis of the compensation paid to our employees. Radford took direction from, and provided reports to our management.  The Compensation Committee was not involved in discussions with Radford. No changes were made to our compensation programs as a result of the pay equity analysis.  Radford does not provide any non-compensation related services to us. At the time management engaged Radford as a compensation consultant in fiscal 2020, the Compensation Committee considered whether management’s hiring of Radford would cause any conflict of interest and concluded that there was no conflict.

Our Board has determined that the Compensation Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and the NYSE American.

Nomination Committee. The Nomination Committee currently consists of Todd Sims (Chair), Christopher Petzel, and Daniel Shribman. The Nomination Committee met 4 times during fiscal 2021. The Nomination Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. The purpose of the Nomination Committee is to exercise general oversight with respect to the governance of our Board by (i) identifying, reviewing the qualifications of, and recommending to our Board proposed nominees for election to our Board, consistent with criteria approved by our Board, and (ii) selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders. The Nomination Committee provides advice, counsel, and direction to management on the basis of the information it receives, discussions with management, and the experience of the Nomination Committee members.

Special Finance Committee. The Special Finance Committee was formed in fiscal 2021 and consists of Carlo Zola (Chair) and Todd Sims. The Special Finance Committee met 3 times during fiscal 2021. The purpose of the Special Finance Committee is to: (i) respond to and address any stockholder activism activities that may be directed to our stockholders and us; (ii) oversee the preparation and adoption of the Rights Agreement that was adopted in fiscal 2021; and (iii) oversee strategic financing negotiations.

Our Board intends to appoint directors to specific committees following the Annual Meeting. We will disclose the specific committee appointments in a Current Report on Form 8-K.

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Nominations Process and Criteria

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

The Nomination Committee will also identify, recruit, and screen candidates for our Board, consistent with criteria approved by our Board. The Nomination Committee and our Board are fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nomination Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

There were no fees paid or due to third parties in fiscal 2021 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees. For purposes of the Annual Meeting, the Nomination Committee recommended seven nominees for election as directors to our Board, and our Board approved the nominees for inclusion in this Proxy Statement. These nominees were recommended by the Nomination Committee as candidates that the committee became aware of through industry work and certain of our stockholders.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 16 of this Proxy Statement, to: General Counsel, The Arena Group Holdings, Inc., at the address for our principal offices as set forth in our then-most recent filing with the SEC. Our General Counsel will promptly forward any such correspondence to the Chairman of the Nomination Committee for review and consideration by the Nomination Committee in accordance with the criteria described above.

Director Independence

As our Common Stock is currently listed for trading on the NYSE American, we have evaluated independence in accordance with the rules of the NYSE American Company Guide and the SEC with respect to each director and director nominee. Our Board undertook a review of the independence of the members of our Board and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon the information requested from and provided by each director concerning their background, employment, and affiliations, including family relationships, our Board has determined that each of the following non-employee directors are independent as that term is defined under the rules of the NYSE American Company Guide.

Todd Sims	Carlo Zola
Daniel Shribman	Christopher Petzel
Laura Lee	H. Hunt Allred

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In making these determinations, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving their affiliates described in the section of this Proxy Statement entitled “Related Party Transactions.”

All of the members of the Audit, Nomination, and Compensation Committees are also independent.

Based on these standards, our Board determined Ross Levinsohn was not independent.

A Business Code of Ethics and Conduct (“Code of Ethics”) that applies to our executive officers, directors, and other employees was approved and adopted by our Board on March 9, 2021. The Board also approved the Code of Ethics for Finance Officers (the “Senior Code of Ethics”), which applies to our financial officers, on March 9, 2021. Copies of the Code of Ethics and the Senior Code of Ethics may be accessed on our website at https://investors.thearenagroup.net/corporate-governance/documents-and-charters.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or have served during the last year, as a member of the board of directors or compensation committee of any entity, other than us, that has one or more executive officers serving as a member of our Board.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the full Board (other than any interested director) for approval or disapproval. Our Board has not adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by our Board and documented in its meeting minutes.

The Code of Ethics also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Compliance Director, or in the case of the CFO, to the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to the Head of Internal Audit (who is our CFO, unless our Board designates some other person). Directors are required to disclose any conflict of interest to the Chairman of our Board and to refrain from voting on any matter(s) in which they have a conflict. Employees and officers are not permitted to participate in any matter in which he or she has a conflict of interest unless authorized by an appropriate Company official and under circumstances that are designed to protect the interests of the Company and its stockholders and to avoid any appearance of impropriety. In addition, directors and executive officers are required to disclose, in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

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Except as disclosed below, from the period beginning January 1, 2021 and ending May 2, 2022, there were no current or proposed related party transactions.

Financings

On May 20 and 25, 2021, and June 2, 2021, we entered into securities purchase agreements with accredited investors, pursuant to which we issued an aggregate of 1,299,027 shares of our Common Stock, at a per share price of $15.40, for aggregate gross proceeds of approximately $20.0 million in a private placement. Among the investors were B. Riley and its affiliates, Warlock, and TCS Capital Management LLC (“TCS Capital Management”). John A. Fichthorn, the former Chairman of our Board, previously served as Head of Alternative Investments of B. Riley Capital Management, a wholly owned subsidiary of B. Riley, Todd Sims, one of our directors, has served as the President of BRVC, a wholly-owned subsidiary of B. Riley since October 2020, and Daniel Shribman, one of our directors, currently serves as Chief Investment Officer of B. Riley and President of its B. Riley Principal Investments subsidiary. Carlo Zola, one of our directors, serves as a principal of Warlock. Finally, Eric Semler, who at the time of the investment was one of our directors, is the Managing Member of TCS Capital Management.

On January 24, 2022, we entered into a Stock Purchase Agreement with B. Riley Principal Investments, LLC, pursuant to which we agreed to issue 206,275 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $2.86 million owed in liquidated damages, which included accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series J Convertible Preferred Stock (“Series J Preferred Stock”), Series K Convertible Preferred Stock (“Series K Preferred Stock”), and debenture offerings. On February 9, 2022, we terminated the Stock Purchase Agreement with B. Riley Principal Investments, LLC and cancelled the 206,275 shares that were to be issued to them because the issuance of the shares of our Common Stock may have been deemed to be compensation within the meaning of FINRA Rule 5110 in connection with our underwritten public offering for which an affiliate of B. Riley Principal Investments, LLC was serving as underwriter.

On January 24, 2022, we entered into a Stock Purchase Agreement with BRC Partners Opportunity Fund, LP, pursuant to which we agreed to issue 50,501 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $0.70 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series J Preferred Stock, Series K Preferred Stock and debenture offerings.

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On January 24, 2022, we entered into a Stock Purchase Agreement with 180 Degree Capital Corp., pursuant to which we agreed to issue 106,800 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $1.48 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series I Convertible Preferred Stock (“Series I Preferred Stock”) and Series J Preferred Stock offerings.

On January 24, 2022, we entered into a Stock Purchase Agreement with Warlock, pursuant to which we agreed to issue 134,875 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $1.87 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series I Preferred Stock and debenture offerings.

On January 24, 2022, we entered into a Stock Purchase Agreement with Athletes First Media, LLC, who, at the time was a greater than 5% stockholder, pursuant to which we agreed to issue 79,805 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $1.11 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series I Preferred Stock offering.

Underwriting of Our Public Offering

On February 15, 2022, we closed an underwritten public offering (the “Public Offering”) of 3,636,364 shares of our Common Stock at a public offering price of $8.25 per share (the “Public Offering Price”). We entered into an underwriting agreement dated February 10, 2022 (the “Underwriting Agreement”), pursuant to which B. Riley Securities, Inc., a wholly owned subsidiary of B. Riley, acted as the sole book-running manager and representative (the “Representative”) of the underwriters (the “Underwriter”), and Lake Street Capital Markets, LLC acted as lead manager and “qualified independent underwriter” for the Public Offering. We granted the Underwriter a 30-day option to purchase up to an additional 545,454 shares of its common stock at the Public Offering Price, less underwriting discounts and commissions (the “Underwriters Option”). On March 11, 2022, we sold an additional 545,239 shares of our Common Stock pursuant to the Underwriters Option.

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Entities affiliated with the Representative of the Underwriter in the Public Offering, beneficially owned approximately 26.10% as of February 10, 2022. As a result, the Representative was deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Accordingly, the Public Offering was made in compliance with the applicable provisions of Rule 5121. Rule 5121 requires that no sale to be made to discretionary accounts by underwriters having a conflict of interest without the prior written approval of the account holder and that a “qualified independent underwriter,” as defined in the rule, has participated in the presentation of the registration statement and prospectus and exercised the usual standards of due diligence with respect thereto.

The Underwriter offered the shares of our Common Stock directly to the public at the Public Offering Price and to certain dealers at that price less a concession not in excess of $0.321750 per share. The underwriting fee was equal to the Public Offering Price less the amount paid by the Underwriter to us per share of our common stock. The underwriting fee is $0.536250 per share. The following table shows the per share and total underwriting discounts and commissions paid to the Underwriter both without and with the exercise of the Underwriter Option.

	Per Share	Total Without Underwriter Option	Total With Underwriter Option
Public Offering Price	$8.25	$30,000,000	$34,500,000
Underwriting discounts and commissions paid	$0.53625	$1,950,000	$2,242,500
Proceeds to us, before expenses	$7.71375	$28,050,000	$32,257,500

We also agreed to reimburse the Representative of the Underwriter for certain offering expenses up to an aggregate amount of approximately $200,000.

For a period of six months beginning January 10, 2022, the Representative has a right of first refusal to act as lead underwriter and sole bookrunner in connection with any public offering of equity, equity-linked or debt securities or other capital markets financing and sole placement agent in any private offering of equity or equity-linked, or debt or debt-like, securities or other capital markets financing and sole book runner or placement in connection with any rights offering.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

We do not separate the roles of Chief Executive Officer and Chairman because Mr. Ross Levinsohn serves as Chief Executive Officer and Chairman of the Board, and we believe this arrangement is appropriate for the interests of the Company. Our Board does not have a policy regarding the separation of the roles of Chairman and Chief Executive Officer, as the Board believes it is in our stockholders’ best interests that we make this determination based on an assessment of the current condition of our Company and composition of the Board. Our Board believes that having Mr. Levinsohn serve in both roles is in the best interests of our stockholders at this time because it makes the best use of Mr. Levinsohn’s extensive knowledge of our Company and our industry, and fosters greater communication between management and our Board.

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the global economy and general financial condition and outlook on our business, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board. Our Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee of our Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, The Arena Group Holdings, Inc., at the address for our principal offices set forth in our then-most recent filing with the SEC. The Corporate Secretary will forward all appropriate communications to the Chair of the Audit Committee.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding beneficial ownership of our Common Stock: (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by our directors and our “named executive officers;” and (iii) by all of our directors and executive officers as a group.

Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Five Percent Stockholders:
B. Riley Financial, Inc. (3)	3,433,532	19.28%
180 Degree Capital Corp. (4)	1,149,171	6.45%
Warlock Partners, LLC (5)	1,488,617	8.36%
Directors and Named Executive Officers:
Ross Levinsohn (6)	444,949	2.46%
Todd Sims	40,456	**
Carlo Zola (7)	3,288	**
Daniel Shribman	1,868	**
Avi Zimak (8)	168,377	**
H. Hunt Allred (9)	81,287	**
Laura Lee	2,841	**
Christopher Petzel	1,421	**
Paul Edmondson(10)	335,249	1.85%
Total Executive Officers and Directors, as a group (13 persons)	1,640,634	8.56%

*	The address for each person listed above is 200 Vesey Street, 24th Floor, New York, New York, 10281, unless otherwise indicated.
**	Less than 1.0%.
(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of April 27, 2022, pursuant to options, warrants, conversion privileges, or other rights.
(2)	Based on 17,808,434 shares of our Common Stock issued and outstanding, plus the number of shares each person has the right to acquire within sixty (60) days of April 27, 2022.

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(3)	Shares of our Common Stock beneficially owned consist of 3,433,532 shares. Shares of our Common Stock beneficially owned does not consist of (i) 134,298 shares issuable upon conversion of 975 shares of Series H Preferred Stock; and (ii) 28,410 shares of our Common Stock issuable upon the exercise of warrants. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock and warrants are subject to a “conversion block,” such that the holder cannot convert or vote any portion of our Series H Preferred Stock or exercise the warrants that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us). This does not include 396,505 shares of our Common Stock and 2,500 shares of Series H Preferred Stock beneficially held by BRC Partners Opportunity Fund LP, which is no longer considered an affiliated entity based on the Schedule 13D, Amendment No. 3, filed on November 1, 2021, and Form 4 filed on October 29, 2021.
(4)	Shares of our Common Stock beneficially owned consist of 1,149,171 shares.
(5)	Shares of our Common Stock beneficially owned consist of 1,488,617 shares. Shares of our Common Stock beneficially owned does not consist of 303,031 shares issuable upon conversion of 2,200 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block,” such that the holder cannot convert any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us).
(6)	Shares of our Common Stock beneficially owned consist of: (i) 152,455 shares; (ii) 264,945 shares issuable upon the exercise of vested options issued under the 2019 Plan; and (iii) 27,549 shares issuable upon conversion of 200 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block,” such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us).
(7)	Shares of our Common Stock beneficially owned consist of 3,288 shares of our Common Stock. Shares of our Common Stock beneficially owned does not includes shares beneficially owned by Warlock over which Mr. Zola does not have any voting or investment power.
(8)	Shares of our Common Stock beneficially owned consist of (i) 110,173 shares of our Common Stock issuable upon the exercise of vested options issued under the 2019 Plan; and (ii) 58,204 shares of our Common Stock issuable under restricted stock units. Does not include 11,364 shares underlying vested restricted stock units but which are not issued until the earlier of (a) the 5th anniversary of the grant date and (b) the date of any change in control of us.

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(9)	Shares of our Common Stock beneficially owned consist of 81,287 shares of our Common Stock of which 64,650 shares are beneficially held by RedCap Investments, LP. Mr. Allred maintains an account in which his broker trades on margin. It is possible that shares of our Common Stock held in that account is used as collateral.
(10)	Shares of our Common Stock beneficially owned consist of: (i) 4,546 shares of our Common Stock issuable upon the exercise of vested options issued under the 2016 Stock Incentive Plan (“2016 Plan”); (ii) 77,606 shares of our Common Stock issuable under restricted stock units; and (iii) 253,097 shares issuable upon the exercise of vested options issued under the 2019 Plan.

Series H Preferred Stock

The following table sets forth information regarding beneficial ownership of the Series H Preferred Stock (i) by each person who is known by us to beneficially own more than 5% of the Series H Preferred Stock; (ii) by our current directors and our “named executive officers”; and (iii) by all of our current directors and executive officers as a group. The information reflects beneficial ownership, as determined in accordance with the SEC’s rules and are based on 14,556 shares of our Series H Preferred Stock issued and outstanding as of April 27, 2022.

Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Five Percent Stockholders:
Mark E. Strome (2)	6,400	43.97%
BRC Partners Opportunity Fund LP	2,500	17.18%
BRF Investments, LLC	865	5.94%
B. Riley Principal Investments, LLC	110	**
Warlock Partners, LLC	2,200	15.11%
Pegasus Capital, II LP	1,500	10.31%
Directors and Named Executive Officers:
Ross Levinsohn	200	1.37%
Todd Sims	-	-
Carlo Zola	-	-
Daniel Shribman	-	-
Paul Edmondson	-	-
Avi Zimak	-	-
H. Hunt Allred (2)	-	-
Laura Lee	-	-
Christopher Petzel	-	-
Total Executive Officers and Directors, as a group (13 persons)	200	1.37%

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*	The address for each person listed above is 200 Vesey Street, 24th Floor, New York, New York, 10281, unless otherwise indicated.
**	Less than 1%.

(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of April 27, 2022, pursuant to options, warrants, conversion privileges, or other rights.
(2)	Shares of our Series H Preferred Stock beneficially owned consist of 6,400 shares beneficially held by Strome Mezzanine Fund LP (4,800 shares), and Mark E. Strome Living Trust (1,600 shares) (collectively, “Mark E. Strome”).

Change-in-Control Arrangements

We do not know of any arrangements which may, at a subsequent date, result in a change in control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a class of our equity securities that is registered pursuant to Section 12 of the Exchange Act within specified time periods to file certain reports of ownership and changes in ownership with the SEC. Officers, directors, and ten-percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of the reports furnished to us and written representations from persons concerning the necessity to file these reports, we believe that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during fiscal 2021 were filed with the SEC on a timely basis, except for the following:

Reporting Person (9)	Number of Late Reports	Number of Transactions Not Reported On a Timely Basis	Number of Known Failures to File Required Form
Ross Levinsohn (1)	2	6	1
Paul Edmonson (2)	2	41	0
Douglas Smith	1	2	0
Andrew Kraft	1	2	0
Avi Zimak	1	2	0
Jill Marchisotto	1	2	0
H. Robertson Barrett	1	2	0
Spiros Christoforatos	2	1	2
Todd Sims	1	1	0
Daniel Shribman	2	1	0
Carlo Zola	2	1	0
Christopher Petzel	2	1	0
Laura Lee	2	1	0
H. Hunt Allred	2	9	0
Eric Semler (3)	2	1	0
John Fichthorn (4)	2	3	1
B. Rinku Sen (5)	2	9	1
David Bailey (6)	1	1	0
Joshua Jacobs (7)	1	1	0
Peter Mills (8)	2	7	1

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(1)	Delinquent reports include: one late report reporting four transactions (two grants of stock options and two grants of restricted stock units), and one unfiled report reflecting the vesting of two thirds of Mr. Levinsohn’s restricted stock units on August 26, 2021, whereby restricted stock unites were converted into Common Stock (two transactions). In March 2022, those vested shares of Common Stock were issued to Mr. Levinsohn, and a certain portion were forfeited pursuant to tax withholding.
(2)	Delinquent reports include: one amendment, filed on January 21, 2022, correcting Mr. Edmonson’s originally filed Form 3 from 2018, and one report on Form 4, filed on January 21, 2022, reporting 39 transactions, 20 of which occurred in 2021.
(3)	Mr. Semler joined the Board in March 2021 and left the Board in June 2021.
(4)	Mr. Fichthorn left the Board on October 7, 2021. Effective on October 7, 2021, Mr. Fichthorn’s options were amended as follows: those options granted April 10, 2019, exercisable into 43,968 shares of our Common Stock, became fully vested and received an extension of their exercise date to 24 months after the effective date. No report on Form 4 was filed reflecting this amendment. Reporting guidance suggests this should have been reported as two transactions for each group of options: the disposition of the old options with the old vesting/expiration date, and the acquisition of new options with the new vesting/expiration date).
(5)	Ms. Sen left the Board on October 7, 2021. Effective on October 7, 2021, Ms. Sen’s options were amended as follows: those options granted April 10, 2019, exercisable into 10,993 shares of our Common Stock, became fully vested and received an extension of their exercise date to 24 months after the effective date; those options granted August 23, 2017, exercisable into 682 shares of our Common Stock, received an extension of their exercise date to 24 months after the effective date; those options granted November 17, 2017, exercisable into 3,410 shares of our Common Stock, received an extension of their exercise date to 24 months after the effective date; and those options granted January 1, 2018, exercisable into 2,046 shares of our Common Stock, received an extension of their exercise date to 24 months after the effective date. Reporting guidance suggests this should have been reported as two transactions for each group of options: the disposition of the old options with the old vesting/expiration date, and the acquisition of new options with the new vesting/expiration date).
(6)	Mr. Bailey left the Board in June 2021.
(7)	Mr. Jacobs left the Board in March 2021.
(8)	Mr. Mills left the Board on October 7, 2021. Effective on October 7, 2021, Mr. Mills’ options were amended as follows: those options granted April 10, 2019, exercisable into 10,993 shares of our Common Stock, became fully vested and received an extension of their exercise date to 24 months after the effective date; those options granted January 1, 2018, exercisable into 2,046 shares of our Common Stock, received an extension of their exercise date to 24 months after the effective date; and those options granted June 28, 2017, exercisable into 2,046 shares of our Common Stock, became fully vested and received an extension of their exercise date to 24 months after the effective date. No report on Form 4 was filed reflecting these amendments. Reporting guidance suggests this should have been reported as two transactions for each group of options: the disposition of the old options with the old vesting/expiration date, and the acquisition of new options with the new vesting/expiration date).
(9)	To our knowledge, B. Riley FBR and its affiliates, 180 Degree Capital Corp., and Mark E. Strome, each of which is currently or was previously a greater than 10% stockholder, timely filed all of their respective Section 16 filings. The table does not include any information related to any of our other greater than 10% stockholders as we do not have any knowledge as to any delinquent or missing Section 16 filings for such stockholders.

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EXECUTIVE COMPENSATION

Named Executive Officers

During fiscal 2021, our named executive officers were as follows:

●	Ross Levinsohn: Chief Executive Officer and Director
●	Avi Zimak: Chief Revenue Officer
●	Paul Edmondson: President, Platform

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary and equity awards.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the 2017 annual meeting of stockholders, held in December 2017, and as approved by our Board, we will include an advisory “say-on-pay” vote in our proxy statement every three years. The most recent “say-on-pay” advisory vote occurred at the 2021 annual meeting, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers. Our next required stockholder advisory “say-on-frequency” vote will occur at our 2023 annual stockholders’ meeting.

Elements of our Executive Compensation and Benefits Programs

Base Salary

The Compensation Committee considers what salaries must be paid in order to attract and retain high-quality executive officers. We annually review our executive officers’ base salaries and make adjustments only when necessary based on individual and Company performance. We provide a minimum, fixed level of cash compensation to reflect the level of accountability of talented executive officers who can continue to improve our overall performance. In addition, salary is based on experience, industry knowledge, duties and scope of responsibility, as well as the competitive market for talent.

Incentive Compensation

Equity awards under the 2019 Plan are a vital piece of our total compensation package. Equity awards are intended to compensate named executive officers for sustained long-term performance, align the interests of our named executive officers and stockholders, and encourage retention through multi-year vesting schedules. Equity incentive awards may take a variety of forms. Levels, mix, and frequency of awards are determined by the Compensation Committee, and are designed to reflect each recipient’s level of responsibility and performance.

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Retirement Benefits

We offer a qualified 401(k) defined contribution plan. All of our employees are eligible to participate in this plan, including our named executive officers, subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”). We currently match 100% of contributions made by participants in the 401(k) up to 4% of eligible annual compensation.

Other Compensation

In 2020 and 2021, we provided our employees, including each of our named executive officers, with health insurance coverage.

Hedging Policy and Pledging of Securities

Pursuant to our Insider Trading Policy, our employees, officers, and directors cannot engage in hedging transactions related to our securities, which includes our Common Stock. Employees, officers, and directors are also prohibited from holding our securities, which includes our Common Stock, in a margin account or otherwise pledging our securities as collateral for a loan.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) any individuals serving as our Chief Executive Officer during fiscal 2021 (Mr. Levinsohn), (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2021 (Mr. Edmondson and Mr. Zimak), and (iii) any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2021 (no individuals met this criteria during fiscal 2021).

(a) Name and Principal Position	(b) Year	(c) Salary	(d) Bonus	(e) Stock Awards(1)	(f) Option Awards (1)	(j) Total Compensation
Ross Levinsohn	2021	$581,352	$250,000	$7,580,487	$2,315,634	$10,727,473
Chief Executive Officer and Director (2)	2020	412,585	200,000	-	-	612,585
Avi Zimak	2021	450,000	416,790	1,997,561	589,829	3,454,180
Chief Revenue Officer(3)	2020	412,585	77,175	-	-	489,760
Paul Edmondson	2021	400,000	245,112	2,663,415	786,439	4,094,966
President, Platform (4)	2020	-	-	-	-	-

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(1)	The fair value of stock awards and option awards granted during the years ended December 31, 2021 and 2020, was calculated in accordance with FASB ASC 718, Compensation - Stock Compensation (refer to our consolidated financial statements for the year ended December 31, 2021 in Note 22, Stock-Based Compensation, filed as part of our Annual Report for valuation assumptions).
(2)	Mr. Levinsohn was appointed as our Chief Executive Officer in August 2020.
(3)	Mr. Zimak was appointed as Chief Revenue Officer in December 2019.
(4)	Mr. Edmondson previously held the title of our Chief Operating Officer from August 2018 until December 2019. Mr. Edmondson also served as President from October 10, 2019, until February 18, 2021; however, on February 18, 2021, the role of President was split into two offices, President, Platform, which Mr. Edmondson holds, and President, Media.

Narrative Discussion of Summary Compensation Table of Named Executive Officers

The following is a narrative discussion of the material information that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal 2020 and fiscal 2021, as applicable, each named executive officer received a base salary and was eligible for a stock option award pursuant to our 2019 Plan. Information on the specific components of the 2019 Plan can be found below under the heading “Equity Compensation Plan Information.”

Ross Levinsohn

Employment Agreements

On May 1, 2020, we amended the employment agreement with Mr. Ross Levinsohn dated September 16, 2019 (the “Amended Levinsohn Employment Agreement”). Pursuant to the Amended Levinsohn Employment Agreement Mr. Levinsohn was to be paid a salary of $427,500 per annum. It also provided for various termination events under which he would be entitled to eighteen months of salary continuance, including quarterly bonuses for the eighteen-month period. Pursuant to the Amended Levinsohn Employment Agreement, Mr. Levinsohn was to continue to serve as the Chief Executive Officer of Sports Illustrated; President of Maven Media; and a director.

On February 18, 2021, we entered into the second amended and restated executive employment agreement (the “Second A&R Employment Agreement”), which was effective as of August 26, 2020, the date on which Mr. Levinsohn was appointed as our Chief Executive Officer. Pursuant to the terms of the Second A&R Employment Agreement, Mr. Levinsohn will continue to serve as our Chief Executive Officer through December 31, 2023, subject to automatic renewal for an additional one-year term, or until the Second A&R Employment Agreement is terminated in accordance with its terms. The Second A&R Employment Agreement provides that Mr. Levinsohn will be paid an annual base salary of $550,000, subject to annual review by our Board and, should any member of our leadership receive an increase in their annual salary, he will receive an increase in base salary equal to that percentage increase. Mr. Levinsohn is also eligible to earn an annual bonus based on a target bonus amount of $1.0 million, which will be earned and payable upon the completion of certain performance thresholds. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to our employees, as well as to the reimbursement of business expenses during his term of employment. The Second A&R Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Levinsohn would be entitled to annual bonuses earned but not yet paid and salary continuation through December 31, 2023, or the end of any renewal term, if applicable, but in no event will he be eligible to less than twelve months of salary continuation and reimbursement of 18 consecutive months of COBRA costs. Mr. Levinsohn is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, non-disparagement, and competition.

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On October 6, 2021, Mr. Levinsohn and we entered into a Bonus Letter (the “Bonus Letter”), pursuant to which we agreed to pay Mr. Levinsohn a one-time bonus in the amount of $300,000 in the event our Common Stock was listed on the Nasdaq.

On December 22, 2021, we entered into Amendment No. 1 to Second Amended & Restated Executive Employment Agreement (“Levinsohn Amendment No. 1”) with Mr. Levinsohn, pursuant to which (i) the Bonus Letter was terminated and (ii) Mr. Levinsohn’s target bonus amount for calendar year 2021 in the Second A&R Employment Agreement was amended, whereby Mr. Levinsohn is eligible to earn an annual bonus based on a target bonus amount of $1 million, (a) $333,333 of which is earned on the date that either (1) we submit a formal application to list our Common Stock on a nationally recognized stock exchange or (2) our Board determines that we should not become listed on a national securities exchange in 2021 or 2022; and (b) up to $667,667 of which is earned and payable if we achieve 70% or more of our EBITDA target (with $333,333 earned if 70% of the EBITDA target is achieved, and for every 1% in excess of 70% of the EBITDA target, an additional $11,111 is earned). If we achieve less than 70% of its EBITDA target, our Board has the discretion to determine the amount of the bonus earned, if any. In addition, the Levinsohn Amendment No. 1 provides that Mr. Levinsohn will be eligible to receive a bonus of up to $1.0 million in calendar years 2022 and 2023 based on achievement of EBITDA targets set by our Board. The Levinsohn Amendment No. 1 contemplates that any bonus that is earned will be paid quarterly based on quarterly results and provides for a reconciliation to occur at the end of the fiscal year.

Avi Zimak

Employment Agreement

On June 14, 2020, the parties entered into an Amended & Restated Executive Employment Agreement (the “Zimak Amended Agreement”). Pursuant to the terms of the Zimak Amended Agreement, Mr. Zimak’s annual salary was reduced to $427,500 effective April 1, 2020, and then further reduced to $363,375, effective June 14, 2020 until December 31, 2020. Beginning January 1, 2021, Mr. Zimak’s annual salary was set at $450,000. Pursuant to the terms of the Zimak Amended Agreement, Mr. Zimak would be entitled to an annual base bonus equal to $375,000 for fiscal 2020 and $450,000 for fiscal 2021 and beyond, which bonus could be earned based on certain annual revenue targets. The Zimak Amended Agreement contemplated that to the extent earned, the annual bonus would be paid quarterly based on the achievement in a quarter of a portion of the annual revenue target then in effect. The Zimak Amended Agreement provided for various termination events under which he was entitled to salary continuance for the longer of (i) the remainder of the term of the Zimak Amended Agreement or (ii) one year following the date of the termination, and all of the shares of our Common Stock underlying the restricted stock units awarded to Mr. Zimak pursuant to his employment agreement dated November 2, 2019, would automatically vest. He was also subject to a restrictive covenant on solicitation of employees for a period of one year after the termination of his employment and a restrictive covenant on solicitation of customers during his employment and for a period of one year following the termination of his employment.

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On February 22, 2021, effective January 1, 2021, the parties entered into a Second Amended and Restated Executive Employment Agreement (the “A&R Zimak Employment Agreement”). Pursuant to the terms of the A&R Zimak Employment Agreement, Mr. Zimak will serve as the Company’s Chief Revenue Officer for a two-year period beginning on January 1, 2021, subject to automatic renewal for one-year terms, or until the A&R Zimak Employment Agreement is terminated in accordance with its terms. The A&R Zimak Employment Agreement provides that Mr. Zimak will be paid an annual base salary of $450,000, subject to annual review by our Board. Mr. Zimak is also eligible to earn an annual bonus based on a target bonus amount of $450,000 with respect to calendar years 2021 and beyond, subject to certain performance conditions. Mr. Zimak received a one-time signing bonus in the amount of $250,000, which must be repaid to us in the event Mr. Zimak is terminated for cause or resigns other than for good reason. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the employees, as well as to the reimbursement of business expenses during his term of employment. The A&R Zimak Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Zimak would be entitled to salary continuation for up to one year. Mr. Zimak is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with us for a period of up to one year after termination of the A&R Zimak Employment Agreement.

Paul Edmondson

Employment Agreement

Effective January 1, 2021, we entered into an employment agreement with Mr. Paul Edmondson (the “Edmondson Employment Agreement”). The Edmondson Employment Agreement contemplates a term that commences on January 1, 2021 and continues indefinitely until it is terminated in accordance with the provisions of the Edmondson Employment Agreement. The Edmondson Employment Agreement provides that Mr. Edmondson will continue to serve as our President of Platform, a position that he assumed in February 2021. Prior to that, Mr. Edmondson served as our President, a position he assumed in October 2019. Mr. Edmondson will be paid an annual base salary of $400,000, subject to annual review by our Board and an annual increase of at least 5%. Mr. Edmondson is also eligible to earn an annual bonus in accordance with the executive cash bonus plan, with a target bonus amount equal to 75% of his annual salary as of the last day of the applicable year. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to our employees, as well as to the reimbursement of business expenses during his term of employment. The Edmondson Employment Agreement provides for various termination events under which Mr. Edmondson would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals. Mr. Edmondson is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with us for a period of up to one year after termination of the Edmondson Employment Agreement.

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Potential Payments Upon Termination or Change-of-Control

Mr. Levinsohn

The Second A&R Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Levinsohn would be entitled to annual bonuses earned but not yet paid and salary continuation through December 31, 2023, or the end of any renewal term, if applicable, but in no event will he be eligible for less than twelve months of salary continuation and reimbursement of 18 consecutive months of COBRA costs. In addition, he would be entitled to the acceleration of vesting of outstanding equity awards.

Mr. Zimak

Effective January 1, 2021, the A&R Zimak Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Zimak would be entitled to salary continuation for up to one year.

Mr. Edmondson

The Edmondson Employment Agreement provides for various termination events under which Mr. Edmondson would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals.

Outstanding Equity Awards at Fiscal Year-End

The following tables provide information concerning options to purchase shares of our Common Stock and stock awards held by the named executive officers on December 31, 2021.

	Option Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options Exercisable		(c) Number of Securities Underlying Unexercised Options Unexercisable		(d) Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	(e) Option exercise price ($)(10)	(f) Option expiration date
Ross Levinsohn	21,496		2,687	(1)	-	10.12	4/10/2029
Ross Levinsohn	75,758		15,152	(2)	-	9.24	6/11/2029
Ross Levinsohn	68,182		22,728	(3)	-	17.82	9/16/2029
Ross Levinsohn	66,519		33,260	(4)	-	17.38	2/18/2031
Ross Levinsohn	-		99,779	(5)	-	17.38	2/18/2031
Avi Zimak	34,091		17,046	(6)	-	16.94	12/2/2029
Avi Zimak	34,091		17,046	(7)		16.94	12/2/2029
Avi Zimak	-		49,890	(8)	-	17.38	2/18/2031
Paul Edmondson	4,546	(9)	-		-	12.32	9/12/2028
Paul Edmondson	195,411		24,427	(1)	-	10.12	4/10/2029
Paul Edmondson	-		66,519	(8)	-	17.38	2/18/2031

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(1)	On January 8, 2021, our Board approved an amendment to the option award grant, such that the stock options vests one-third on the first anniversary of the grant date, with the balance vesting, on a monthly basis, over a two-year period.
(2)	The shares of our Common Stock underlying the options vest one-third on June 11, 2020, with the balance vesting monthly over the next 24 months.
(3)	On January 8, 2021, our Board approved an amendment to the option award grant, which eliminated the revenue vesting conditions, therefore, the award continues to vest solely on the time vesting condition, with one-third of the award vesting after one year of continuous service, with the balance vesting monthly for each month of continuous service.
(4)	As of December 31, 2021, the shares of our Common Stock underlying the options were to vest one-third upon the grant date, one-third to vest on August 26, 2021, with the remaining one-third vesting on August 26, 2022.
(5)	The shares of our Common Stock underlying the options vest upon certain performance conditions, including achievement of certain stock targets.
(6)	The shares of our Common Stock underlying the options vest one-third on the first anniversary of the grant date, with the balance vesting monthly over the next 24 months.
(7)	On January 8, 2021, our Board approved an amendment to the option award grant, which eliminated the revenue vesting conditions, therefore, the award continues to vest solely on the time vesting condition.
(8)	The shares of our Common Stock underlying the options vest one-third on January 1, 2022, with the balance vesting monthly over the next 24 months.
(9)	As of December 31, 2021, the shares are fully vested.
(10)	Does not reflect the repricing of certain underwater options, which was effected in March 2022 pursuant to the terms of the 2016 Plan and 2019 Plan.

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	Stock Awards
(a) Name	(g) Number of shares or units of stock that have not vested (#)	(h) Market value of shares or units of stock that have not vested ($)		(i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		(j) Equity incentive plan awards: Market or payout value of unearned shares, units or other units or other rights that have not vested ($)
Ross Levinsohn	77,606	$1,092,683	(1)	-		-
Ross Levinsohn	-	-		232,816	(2)	3,278,049
Avi Zimak	116,408	1,639,025	(3)	-		-
Paul Edmondson	155,211	2,185,366	(3)	-		-

(1)	Two-thirds of the shares underlying the restricted stock units have vested; the remaining one-third will vest on August 26, 2022, so long as he is employed.
(2)	Shares underlying the restricted stock units vest upon the achievement of each of the following (1) our Common Stock is listed on a national securities exchange and (2) the price of our Common Stock is at least 20% of our “free float.”
(3)	One-third of the shares of our Common Stock underlying the restricted stock units vested on January 1, 2022, with the balance vesting in equal installments for twenty-four months.

DIRECTOR COMPENSATION

Director Compensation

In fiscal 2021, we compensated our independent directors with equity awards. We also provided additional compensation for a director who acts as chairperson of one or more committees of our Board. A director who is also an executive officer does not receive any additional compensation for these services as a director while providing service as an executive officer. The following table sets forth, for the year ended December 31, 2021, the compensation paid to the members of our Board.

(a) Name of Director(1)	(c) Stock Awards(2)	(f) Total
Todd D. Sims (3)	$100,000	$100,000
Carlo Zola (4)	47,006	47,006
Daniel Shribman (5)	34,506	34,506
Christopher Petzel (6)	12,500	12,500
Laura Lee (7)	25,000	25,000
H. Hunt Allred (8)	25,000	25,000
Peter Mills (9)(3)	100,000	100,000
David Bailey (9)(10)	50,000	50,000
Rinku Sen (9)(10)	50,000	50,000
John A. Fichthorn (9)(3)	100,000	100,000
Joshua Jacobs (9)(10)	50,000	50,000
Eric Semler (9)(11)	40,822	40,822

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(1)	Mr. Levinsohn is named executive officers and, accordingly, his compensation is included in the “Summary Compensation Table” above. Mr. Levinsohn did not receive any compensation for his service as a director for the year ended December 31, 2021.
(2)	Restricted stock awards were issued pursuant to the 2019 Plan and the 2020 Compensation Policies (as defined below). Each of these restricted stock awards were fully vested as of December 31, 2021. The table reflects the fair value amount in accordance with ASC Topic 718.
(3)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 7,576 shares.
(4)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 3,288 shares.
(5)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 1,868 shares.
(6)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 1,421 shares.
(7)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 2,841 shares.
(8)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 2,841 shares.
(9)	Director was no longer serving at December 31, 2021.
(10)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 3,788 shares.
(11)	As of December 31, 2021, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 2,508 shares.

Director Compensation Policies

On January 1, 2020, our Board approved and adopted the 2020 Outside Director Compensation Policy (the “January 2020 Compensation Policy”). The January 2020 Compensation Policy applied to non-employee directors (the “Outside Directors”), providing that the Outside Directors would be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $50,000. It also provided that any Outside Director who serves as the chairperson of one or more committees of our Board will be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $50,000. However, each Outside Director may only receive one award for their service as a chairperson, regardless of the number of committees chaired. The shares of our Common Stock underlying each award vests in 12 equal monthly installments.

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The January 2020 Compensation Policy included annual cash compensation to each Outside Director of $25,000 and to the Chairman of our Board of $30,000, payable quarterly. However, on May 27, 2020, our Board approved and adopted a new 2020 Outside Director Compensation Policy (the “May 2020 Compensation Policy” and, together with the January 2020 Compensation Policy, the “2020 Compensation Policies”). The May 2020 Compensation Policy includes the same provisions of the January 2020 Compensation Policy, except that it removed the cash compensation to Outside Directors.

On March 14, 2022, our Compensation Committee approved and adopted a new Director Compensation Policy for our Outside Directors (the “March 2022 Compensation Policy”), which was ratified by our Board on March 24, 2022. The March 2022 Compensation Policy provides that the Outside Directors would be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $50,000, vesting monthly in 12 equal installments, and annual cash compensation to each Outside Director of $35,000, payable quarterly at each quarter end. In addition, it also provided that any Outside Director who serves as the chairperson of one or more committees of our Board will be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $25,000, vesting monthly, and annual cash compensation of $25,000, payable quarterly at each quarter end.

Director Agreements

We previously entered into a Director Agreement with Todd Sims. The Director Agreement set forth the services required to serve as a director, that the compensation will be set from time to time in accordance with our then-compensation policies, the coverage of director and officer liability insurance, and rights to indemnification.

Golden Parachute Compensation

For a description of the terms of any agreement or understanding, whether written or unwritten, between any officer or director and us concerning any type of compensation, whether present, deferred, or contingent, that will be based on or otherwise will relate to an acquisition, merger, consolidation, sale, or other type of disposition of all or substantially all assets of our company, see above under the headings “Executive Compensation” and “Director Compensation Table.”

Risk Assessment in Compensation Programs

During fiscal 2021 and 2020, we paid compensation to our employees, including executive and non-executive officers. Due to the size and scope of our business, and the amount of compensation, we did not have any employee compensation policies and programs to determine whether our policies and programs create risks that are reasonably likely to have a material adverse effect on us.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table sets forth as of December 31, 2021, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
Equity compensation plans approved by security holders	7,223,151	$15.32	1,537,907
Equity compensation plans not approved by security holders	1,173,769	11.83	55,316
Total	8,396,920	14.83	1,593,223

(1)	The number of securities includes restricted stock units that have been granted but the underlying shares of our Common Stock have not been issued.

Plans Adopted by Stockholders

2016 Stock Incentive Plan

On December 19, 2016, our Board approved the 2016 Plan. On June 28, 2017, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2016 Plan to 136,364 shares of our Common Stock. Our stockholders approved the 2016 Plan, as amended, on December 13, 2017. On March 28, 2018, our Board approved an increase in the number of shares of our Common Stock authorized to be issued pursuant to the 2016 Plan from 136,364 shares to 227,273 shares. This increase in authorized shares was not approved by our stockholders. On August 23, 2018, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2016 Plan from 227,273 shares to 454,545 shares. This increase in the number of authorized shares was approved by our stockholders on April 3, 2020.

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The purpose of the 2016 Plan is to retain the services of our directors, employees, and consultants, align the interests of these individuals with the interests of our stockholders, and to serve as an aid and inducement in the hiring of new employees through awards of stock options, restricted stock awards, unrestricted stock awards, and performance stock awards (collectively, “2016 Plan Awards”).

Under the terms of the 2016 Plan, 2016 Plan Awards to purchase up to 454,545 shares of our Common Stock may be granted to eligible participants. As of May 2, 2022, 153,532 shares of our Common Stock remain available for issuance pursuant to the 2016 Plan. The 2016 Plan will terminate on December 19, 2026, unless previously terminated by our Board. The 2016 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2016 Plan.

The 2016 Plan provides that, if and to the extent that the aggregate fair market value of the shares with respect to which the incentive stock options (intended to qualify as such within the meaning of Section 422 of the Code, the “incentive stock options”) are exercisable for the first time by the recipient during any calendar year (under all our plans and any of our subsidiaries’ plans) exceeds U.S. $100,000, such options will be treated as nonqualified stock options under the 2016 Plan. Options granted under the 2016 Plan become exercisable and expire as determined by our Board or committee, as applicable.

2019 Stock Incentive Plan

On April 4, 2019, our Board approved the 2019 Plan. On March 16, 2020, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 3,863,637 shares of our Common Stock. Our stockholders approved the 2019 Plan, as amended, on April 3, 2020. On February 18, 2021, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 8,409,090 shares of our Common Stock. Our stockholders approved this increase in the number of authorized shares on October 7, 2021.

The purpose of the 2019 Plan is to retain the services of our directors, employees, and consultants and align the interests of these individuals with the interests of our stockholders through awards of stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights (collectively, “2019 Plan Awards”).

Under the terms of the 2019 Plan, 2019 Plan Awards to purchase up to 8,409,090 shares of our Common Stock may be granted to eligible participants. As of May 2, 2022, 1,148,008 shares of our Common Stock remain available for issuance pursuant to the 2019 Plan. The 2019 Plan will terminate on April 4, 2029, unless previously terminated by our Board. The 2019 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2019 Plan.

The 2019 Plan also provides that, if and to the extent that the aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the recipient during any calendar year (under all our plans and any of our subsidiaries’ plans) exceeds U.S. $100,000, such options will be treated as nonqualified stock options under the 2019 Plan. Options granted under the 2019 Plan become exercisable and expire as determined by our Board or committee, as applicable.

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2022 Stock Incentive Plan

On April 18, 2022, our Board approved the 2022 Plan. We are seeking stockholder approval of the 2022 Plan in Proposal 2. Please see Proposal 2 for additional information. If the 2022 Plan is approved by our stockholders under Proposal 2, no further securities will be issued under the 2016 Plan or 2019 Plan after the date of our Annual Meeting.

Plans Adopted Without Approval of Security Holders

Publisher Partner Warrant Program

On December 19, 2016, as amended on August 23, 2017, and August 23, 2018, our Board approved the Channel Partner Warrant Program (the “Publisher Partner Warrant Program”) to be administered by management that authorized us to grant to certain of the Publisher Partners, Publisher Partner Warrants (the “Publisher Partner Warrants”) to purchase up to 90,910 shares of our Common Stock pursuant to the Publisher Partner Warrant Program. The Publisher Partner Warrant Program was intended to provide equity incentive to the Publisher Partners to motivate and reward them for their services to us and to align the interests of the Publisher Partners with those of our stockholders. The Publisher Partner Warrants had certain performance conditions. Pursuant to the terms of the Publisher Partner Warrants, we would notify the respective Publisher Partner of the number of shares earned, with one-third of the earned shares vesting on the notice date, one-third of the earned shares vesting on the first anniversary of the notice date, and the remaining one-third of the earned shares vesting on the second anniversary of the notice date. The Publisher Partner Warrants had a term of five years from issuance and could also be exercised on a cashless basis. Performance conditions are generally based on the average of number of unique visitors on the channel operation by the Publisher Partner generated during the six-month period from the launch of the Publisher Partner’s operations on our platform or the revenue generated during the period from the issuance date through a specified end date.

On March 10, 2019, our Board terminated the initial Publisher Partner Warrant Program, and approved the “second” Publisher Partner Warrant Program, that authorized us to grant Publisher Partner Warrants to purchase up to 227,273 shares of our Common Stock. Such Publisher Partner Warrants were to be issued with the same terms as the first Publisher Partner Warrant Program, except that the shares of our Common Stock underlying these Publisher Partner Warrants are earned and vest over three years and have a five-term.

On May 20, 2020, our Board terminated the second Publisher Partner Warrant Program, and approved the “third” Publisher Partner Warrant Program, that authorized us to grant Publisher Partner Warrants to purchase up to 227,273 shares of our Common Stock. Such Publisher Partner Warrants granted under the third Publisher Partner Warrant Program were to be issued with the same terms as the second Publisher Partner Warrant Program, except that any Publisher Partner Warrants issued under the third Publisher Partner Warrant Program are no longer subject to performance conditions. We have not granted any Publisher Partner Warrants since fiscal 2018.

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Outside-Plan Options

During fiscal 2018, our Board approved the granting of options outside of the 2016 Plan (the “Outside Options”) to certain officers, directors, and employees to provide equity incentive in exchange for consideration in the form of services to us. The Outside Options are exercisable for shares of our Common Stock. The Outside Options either vest upon the passage of time or are tied to the achievement of certain performance targets. On January 8, 2021, our Board approved an amendment to the Outside Option award grants, which eliminated the performance targets, therefore, the awards continue to vest solely on the time vesting conditions. We are seeking stockholder approval of an amendment to the outside-plan option agreements with Douglas Smith in Proposal 4.

Warrants

On June 14, 2019, our Board approved the grant of the warrants to acquire up to 21,989,844 shares our Common Stock to ABG-SI LLC (“ABG”) in connection with certain Sports Illustrated licensed brands. Half the warrants have an exercise price of $0.42 per share (Pre-Reverse Stock Split) (the “Forty-Two Cents Warrants”). The other half of the warrants have an exercise price of $0.84 per share (Pre-Reverse Stock Split) (the “Eighty-Four Cents Warrants”). The warrants provide for the following: (1) 40% of the Forty-Two Cents Warrants and 40% of the Eighty-Four Cents Warrants will vest in equal monthly increments over a period of two years beginning on the one-year anniversary of the date of issuance of the warrants (any unvested portion of such warrants to be forfeited by ABG upon certain terminations by us of the Sports Illustrated licensing agreement); (2) 60% of the Forty-Two Cents Warrants and 60% of the Eighty-Four Cents Warrants will vest based on the achievement of certain performance goals for the Sports Illustrated licensed brands in calendar years 2020, 2021, 2022, or 2023; (3) under certain circumstances we may require ABG to exercise all (and not less than all) of the warrants, in which case all of the warrants will be vested; (4) all of the warrants will automatically vest upon certain terminations of the licensing agreement by ABG or upon a change of control of us; and (5) ABG will have the right to participate, on a pro-rata basis (including vested and unvested warrants, exercised or unexercised), in any of our future equity issuances (subject to customary exceptions). In June 2021, the exercise price of fifty percent (50%) of the Eighty-Four Cents Warrants was changed to $0.42 per share in exchange for additional benefits under the Sports Illustrated licensing agreement.

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PROPOSAL 2– APPROVAL OF THE 2022 PLAN

What Am I Voting On?

Stockholders are being asked to approve the 2022 Plan, which was approved by our Board on April 18, 2022. The 2022 Plan will become effective on the date it is approved by our stockholders. A copy of the 2022 Plan is provided as Exhibit A hereto. If approved, the 2022 Plan will replace the 2016 Plan and 2019 Plan (except to the extent that they govern currently outstanding securities issued under such plans), and no further securities will issued under the 2019 Plan or 2016 Plan.

Voting Recommendation

FOR the approval of the 2022 Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices. If the 2022 Plan is not approved by our stockholders, the 2016 Plan and 2019 Plan, in their current forms will remain in effect.

General Description

On April 18, 2022, the Board adopted the 2022 Plan, which will become effective upon stockholder approval. The purpose of the 2022 Plan is to foster the growth and success of the Company by providing a means to attract, motivate and retain officers, directors, key employees, and consultants (“Participants”) through awards of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units in the Company (collectively, “2022 Plan Awards”). The following is a summary of the principal features of the 2022 Plan. The summary of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 Plan, which is attached hereto as Exhibit A and is incorporated herein by this reference.

Background. The purpose of the 2022 Plan is to enhance stockholder value by linking the compensation of our officers, key employees, directors, and consultants to increases in the price of our Common Stock and the achievement of other performance objectives and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to our continued progress and success. The 2022 Plan is also intended to assist us in recruiting new employees and directors and to motivate, retain, and encourage such employees and directors to act in stockholders’ interest and share in our success. The various types of incentive awards that may be provided under the 2022 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations, and the size and diversity of its business. All of our officers, key employees, directors, and consultants will be eligible to be granted awards under the 2022 Plan.

Stock Subject to the 2022 Plan. Subject to the terms of the 2022 Plan, the maximum aggregate number of shares of our Common Stock that may be subject to or delivered under 2022 Plan Awards is 1,800,000 shares. Shares subject to 2022 Plan Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) will not reduce the aggregate number of shares that may be subject to or delivered under 2022 Plan Awards and be available for future awards granted under the 2022 Plan.

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Term

Term and Amendments. Unless terminated by our Board, the 2022 Plan will continue to remain effective until no Our Board may at any time, and from time to time, amend the 2022 Plan; provided, that no amendment will be made that would significantly diminish the benefits of a 2022 Plan Award without the holder’s consent.

Administration

The 2022 Plan will be administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2022 Plan.

Eligibility

We may grant 2022 Plan Awards to officers, key employees, directors, and consultants.

Available Shares

Under the terms of the 2022 Plan, 2022 Plan Awards to purchase up to 1,800,000 shares of our Common Stock (the “Shares”) may be granted to eligible Participants. The same number of Shares may be granted pursuant to Incentive Stock Options intended to satisfy the requirements of Section 422 of the Code. The 2022 Plan provides that the 2022 Plan Awards that may be granted to any single non-employee director in any fiscal year may not exceed the fair value of seventy-five thousand (75,000) Shares.

Types of Awards

We may grant the following types of 2022 Plan Awards: stock awards, restricted stock awards, performance stock awards, incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, performance stock units, or other stock-based awards and cash awards based on the value of stock in accordance with the terms of the 2022 Plan.

Stock Awards. The 2022 Plan authorizes the grant of stock awards to Participants. The administrator determines (i) the number of Shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the Shares, if any, (iii) the means of payment for the Shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the criteria for grant, issuance, vesting, or forfeiture of the Shares, (vi) restrictions on transferability, (vii) whether the Shares, after vesting, are further restricted as to transferability or subject to repurchase by us or forfeiture upon the occurrence of certain events determined by the administration, in its sole discretion, and (viii) such other terms and conditions determined by the administrator.

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Options. The 2022 Plan authorizes the grant of non-qualified stock options or Incentive Stock Options to Participants, which options give the Participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each Share subject to an option granted under the 2022 Plan, which exercise price cannot be less than the fair market value (as defined in the 2022 Plan) of our Common Stock on the grant date (or 110% of the fair market value of our Common Stock if an incentive stock option is granted to a 10% Owner (as defined in the 2022 Plan)). The administrator also determines the number of Shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The 2022 Plan authorizes the grant of stock appreciation rights to Participants, which stock appreciation rights give the Participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our Common Stock the excess of the Fair Market Value (as defined in the 2022 Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the 2022 Plan will be granted subject to the same terms and conditions applicable to options granted under the 2022 Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the 2022 Plan and may, but need not, relate to a specific option granted under the 2022 Plan.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the 2022 Plan. Such awards may be made in addition to or in conjunction with other awards under the 2022 Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the 2022 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us. These awards may also be payable in cash, the amount of which is determined by reference to the fair value of our Common Stock.

Conversion Awards. The 2022 Plan authorizes the conversion or substitution of stock awards held by awardees of an entity acquired by the Company.

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Award Limits

The 2022 Plan provides that the aggregate number of Shares that may be issued under the 2022 Plan through Incentive Stock Options (intended to qualify as such within the meaning of Section 422 of the Code) cannot exceed one hundred percent (100%) of the maximum aggregate number of Shares that may be subject to or delivered under 2022 Plan Awards, as the same may be amended from time to time under the terms of the 2022 Plan. Notwithstanding the designation “Incentive Stock Option” in an option agreement, if and to the extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the recipient during any calendar year (under all of our plans and any plans of our subsidiaries) exceeds U.S. $100,000, such options shall be treated as non-qualified stock options under the 2022 Plan. The 2022 Plan also provides that the aggregate fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all 2022 Plan Awards granted to any single non-employee director of the Company during any single fiscal year cannot exceed the fair value of seventy-five thousand (75,000) Shares.

The aggregate number of Shares that may be issued under the 2022 Plan is not reduced by shares subject to Awards that have been canceled, expired, settled in cash, or not issue or forfeited for any reason, nor for shares subject to conversion awards. Shares received or withheld by the Company in payment of purchase prices or for tax withholding will again be available for grants.

Award Adjustments

Administrator Repricing. Subject to the provisions of the 2022 Plan, the administrator shall have the authority, in its discretion, to reduce the exercise price of any outstanding options, but not to less than 100% of the fair market value per Share on the date of the reduction. Such reduction may be made by the administrator in its sole discretion, except: (i) to the extent stockholder approval is required by applicable laws, rules, and regulations; or (ii) only with the consent of the affected option holder if doing so would, in the aggregate, significantly diminish the benefits to such holder without compensation. Such reduction will only be permissible under the 2022 Plan if it would not result in taxation under Section 409A of the Code; for options intended to be exempt from the non-qualified deferred compensation rules of Section 409A of the Code, this means that such options may only be repriced if their exercise prices are above the then-fair market value of the underlying shares of our Common Stock. The administrator shall also have the authority, in its discretion: (A) to cancel any outstanding option or stock appreciation right and grant in substitution therefore of (1) a new option or stock appreciation right covering the same or a different number of Shares, (2) a restricted stock award, (3) a restricted stock unit award, (4) cash or (5) other valuable consideration (as determined by the administrator in its sole discretion), or (B) to take any other action that is treated as a repricing under generally accepted accounting principles, all in accordance with and subject to the restrictions of the terms of the 2022 Plan.

Adjustment upon Changes in Capitalization. If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification, or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, our Board will proportionately adjust the class or classes and: (i) the maximum number of securities subject to the 2022 Plan, (ii) the maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options, and (iii) the number of securities and price per share of stock subject to outstanding equity awards.

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Dissolution or Liquidation. Except as otherwise provided in a stock award agreement, in the event of our dissolution or liquidation, all outstanding equity awards (other than equity awards consisting of vested and outstanding shares of our Common Stock not subject to a forfeiture condition or our right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of our Common Stock subject to our repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by us; provided, that, our Board may cause some or all equity awards to become fully vested, exercisable, and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed but contingent on its completion.

Change of Control. An equity award may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control (as that term is defined in the 2022 Plan) as may be provided in a stock award agreement or in any other written agreement between us and the holder, but in the absence of such provision, no such acceleration will occur.

New Plan Benefits

The amount of future grants under the 2022 Plan is not determinable, as 2022 Plan Awards will be granted at the sole discretion of the administrator. We cannot determine at this time either the persons who will receive 2022 Plan Awards or the amount or types of any such 2022 Plan Awards.

At the grant date, the administrator is authorized to determine the effect a termination of employment (as defined in the 2022 Plan), cessation of status as a contractor (as defined in the 2022 Plan), or termination of membership on our Board by a non-employee director, due to disability (as defined in the 2022 Plan), retirement (as defined in the 2022 Plan), death, or otherwise (including termination for cause (as defined in the 2022 Plan)) will have on any 2022 Plan Award. Unless otherwise provided in the award agreement:

●	If a Participant experiences, by reason other than termination for cause, a termination of employment, cessation of status as a contractor or termination of membership on our Board by a non-employee director, then (i) to the extent an option or stock appreciation right held by such Participant is vested and (ii) only to the extent such option or stock appreciation right is exercisable under the terms of the Participant’s award agreement, such option or stock appreciation right may thereafter be exercised by the Participant, the legal representative of the Participant’s estate, the legatee of the Participant under the will of the Participant, or the distribution of the Participant’s estate, whichever is applicable until the expiration of the stated term of such option or stock appreciation right (other than in the case of Incentive Stock Options, wherein the period cannot exceed one year).

●	a termination of employment, cessation of status as a contractor, or termination from membership on our Board, due to disability or death, will result in vesting of a prorated portion of any stock award, stock unit award, or other stock-based award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination or cessation of status due to disability or death occurs over the total number of months in such period;

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●	Any stock award, stock unit award, or other stock based award held by an Participant at retirement (as defined in the 2022 Plan) that occurs at least one year after the grant date of the 2022 Plan Award will become 100% vested as of the effective date of such retirement and, if a performance-based 2022 Plan Award, the actual amount of the vested 2022 Plan Award will be determined and certified by the administrator after the completion of the performance period based on actual performance results.

●	Any other termination of employment, cessation of status as a contractor, or termination of membership on our Board by a non-employee director will result in immediate cancellation and forfeiture of all outstanding 2022 Plan Awards that have not vested as of the effective date of such termination of employment. If a Participant experiences a termination for cause, any and all outstanding options or stock appreciation rights (whether vested or unvested) granted to such Participant will immediately lapse and be of no force or effect.

●	Notwithstanding anything to the contrary in the 2022 Plan, if any Participant ceases to be an employee, contractor or member on our Board, as applicable, for any reason (including without limitation his or her death, disability, retirement, resignation, replacement, removal, expiration of term, discharge or any other reason), then we will have the exclusive right and option to purchase from such Participant, the executor or administrator of his or her estate, or his or her other successor in interest, as the case may be, any or all of the Shares that may have been purchased or awarded to the Participant under the 2022 Plan (including without limitation any Shares purchased upon exercise of an option or other right after termination of the Participant’s employment or status as a non-employee member on our Board and any additional Shares that the participant may have received as a result of any stock splits, stock dividends or similar sources as a result of receiving Shares under the 2022 Plan).

●	Notwithstanding anything to the contrary in the 2022 Plan, no unexercised right created under the 2022 Plan (an “Unexercised Right”) and held by the Participant on the date of his or her termination of employment or status as a contractor or member on our Board, for any reason, will be exercisable after such termination if, prior to such exercise, Participant: (i) takes other employment or renders services to others without our written consent or otherwise materially violates its agreement with us, (ii) violates any non-competition, confidentiality, conflict of interest, or similar provisions set forth in the Participant’s award agreement pursuant to which such unexercised right was awarded, or (iii) otherwise conducts himself or herself in a manner adversely affecting us, as determined by the administrator in its sole discretion.

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No Dissenters’ Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights with respect to the 2022 Plan, and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences

Nonqualified Stock Options. Generally, no income is recognized when a nonqualified stock option is granted to the option holder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an Incentive Stock Option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an Incentive Stock Option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

Restricted Stock and Restricted Stock Units. In the case of a restricted stock award, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us. In the case of restricted stock units, the election under Section 83(b) of the Code is not available. Any shares deliverable upon lapse of restrictions are taxable as wages and subject to withholding taxes.

The Company Deduction. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the option holder. We are also entitled to a tax deduction in connection with the vesting of restricted stock or, earlier in the case of the grantee making an election pursuant to Section 83(b) of the Code (in both cases, conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). We are also entitled to a tax deduction in connection with the delivery of shares pursuant to restricted stock units. Of course, the Company’s deductions are subject to various limitations under the Code, including the $1 million limit for compensation paid to a covered employee in a taxable year under Section 162(m) of the Code.

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Nonqualified Deferred Compensation Rules. Generally, the 2022 Plan Awards under the 2022 Plan are intended to be exempt from the nonqualified deferred compensation rules of Section 409A of the Code. The principal exemptions relied upon are those for restricted property taxable under Section 83 of the Code, the short-term deferrals and certain stock options and stock appreciation rights. We may, however, make 2022 Plan Awards that are compliant with Section 409A of the Code.

Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character. In the case of restricted stock units, the holding period does not begin until the holder receives the shares of our Common Stock and be subject to the recognition of income subject to taxation at ordinary income rates.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2022 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2022 Plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

Awards Granted to Certain Persons in Fiscal 2021

The table below sets forth information pertaining to stock options and shares of restricted stock and restricted stock units that were granted in fiscal 2021 pursuant to our 2019 Plan to the persons or groups named below.

Name and Position	Total Number Shares Underlying Stock Options	Dollar Value of Stock Options	Total Number of Shares of Restricted Stock	Dollar Value of Shares of Restricted Stock
Ross Levinsohn	4,390,244	$2,315,634	10,243,902	$7,580,487
Paul Edmondson	1,463,415	$786,439	3,414,634	$2,663,415
Avi Zimak	1,097,561	$589,829	2,560,976	$1,997,561
All current executive officers as a group	6,036,098	$3,243,799	14,097,562	$10,996,098
All current non-employee directors as a group	-	$-	436,325	$244,013
All employees except for named executive officers as a group	45,241,884	$25,880,575	23,886,206	$17,973,291

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PROPOSAL 3 – RATIFICATION OF THE EXTENSION OF OUR RIGHTS AGREEMENT

What Am I Voting On?

We are asking stockholders to ratify the extension of the Rights Agreement, between American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), and us.

Voting Recommendation

FOR ratification of the extension of the Rights Agreement. The Board believes the extension of the Rights Agreement is in our best interest because the Rights Agreement, if extended, would continue to help: (i) to ensure that all of our stockholders receive fair and equal treatment in the event of a proposed takeover of us, (ii) to guard against two-tier or partial tender offers, open market accumulations, creeping stock accumulation programs and other tactics designed to gain control of us without paying all stockholders a fair and adequate price, including a sufficient premium for such controlling interest, (iii) to protect us and our stockholders from efforts to capitalize on market volatility and macroeconomic conditions to obtain control of us on terms that the Board determines are not in our and our stockholders’ best interests and (iv) to enhance the Board’s ability to negotiate with a prospective acquiror.

On March 24, 2022, our Board approved extending the term of the Rights Agreement for two (2) additional years, or until May 3, 2024, subject to stockholder ratification at the Annual Meeting. If stockholders do not ratify the extension, our Board will take such actions necessary to terminate the Rights Agreement as promptly as practicable following the Annual Meeting. Our Board and Special Finance Committee would retain the right to adopt in the future a new rights agreement or comparable plan if, in the exercise of its fiduciary duties, our Board and/or Special Finance Committee determined that such adoption was in the best interests of the Company and its stockholders.

Our Board approved and adopted the extension of the Rights Agreement on March 24, 2022, authorized our officers to take all actions necessary to give effect to such extension, and recommended that such extension be submitted to the vote of the stockholders for ratification. On May 2, 2022, the Rights Agent and we entered into the A&R Rights Agreement, extending the term.

Reasons for the Extension

On May 4, 2021, the Special Finance Committee of the Board, adopted the Rights Agreement and declared a dividend of one preferred stock purchase right (each, a “Right”) for (i) each outstanding share of Common Stock and (ii) each share of Common Stock issuable upon conversion of each share of our Series H Preferred Stock (together with the Common Stock, the “Capital Stock”). The dividend was declared as of May 4, 2021 and was paid to the stockholders of record at the close of business on May 14, 2021 (the “Rights Record Date”). Each Right entitles the registered holder, subject to the terms of the Rights Agreement, to purchase from the Company one one-thousandth of a share of the Company’s Series L Junior Participating Preferred Stock, par value $0.01 per share (the “Series L Preferred Stock”), at a price of $4.00, subject to certain adjustments (as adjusted from time to time, the “Exercise Price”).

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The Rights Plan was adopted with an initial term of one year, and was set to expire on May 3, 2022. On March 24, 2022, our Board approved and adopted an extension the expiration of the Rights Agreement for another two years, or May 3, 2024, subject to stockholder ratification at the Annual Meeting. If stockholder ratification is not obtained, the Rights Agreement will be terminated as promptly as practicable following the Annual Meeting.

Background

Our Special Finance Committee adopted the Rights Agreement on May 4, 2021 in response to the acquisitions of significant portions of our outstanding Common Stock by certain stockholders, and the resulting threat that these stockholders could accumulate a potentially controlling position in the Company through purchases without paying all stockholders an appropriate premium for that control.

In general terms, and subject to certain exceptions, the Rights Agreement works by significantly diluting the stock ownership of any person or group of affiliated or associated persons who, at any time after the date of the Rights Agreement, acquires, or obtains the right to acquire, beneficial ownership of 15% or more of the outstanding shares of the Common Stock, on a fully diluted basis without the approval of the Board.

Adoption of the Rights Agreement does not weaken our financial strength of the or adversely affect our business plans. Issuance of the Rights:

●	has no dilutive effect on the value of our Common Stock;
●	does not affect reported earnings per share;
●	is not taxable to us or to you; and
●	will not change how you can trade your shares.

The Rights will be exercisable only if and when a situation arises that the Rights were intended to address. The Rights Agreement is designed to protect our stockholders from unfair, abusive, opportunistic or coercive takeover strategies, which do not have our long-term value in mind or allow stockholders to obtain a full and fair price for their shares. This includes the acquisition of control by a bidder in a transaction or series of transactions that does not treat all stockholders equally or fairly or provide all stockholders an equal opportunity to share in the premium paid on an acquisition of control. The Rights Agreement is not intended to prevent a merger or other business combination approved by our Board, or deter fair offers for our Common Stock. To the contrary, it is designed to encourage anyone seeking to acquire us to negotiate with our Board prior to attempting a takeover. This should enable all stockholders to fully realize the value of their investment in the Company.

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We believe the characteristics of the Rights Agreement are favorable to stockholders:

●	The Rights Agreement is focused on preventing creeping acquisitions above 15% that do not result in a premium being paid to all stockholders and would not deter a non-coercive cash offer for all shares;
●	The Rights Agreement will be terminated as promptly as practicable following the Annual Meeting if our stockholders do not ratify the extension of the Rights Agreement at the Annual Meeting; and
●	If stockholders ratify the extension, the term of the Rights Agreement will extended to May 3, 2024.

The Rights are issued pursuant to the Rights Agreement. The following is a summary of the principal terms of the Rights Agreement. The following summary of the Rights Agreement (which includes as exhibits thereto the Form of Certificate of Designations, the Form of Right Certificate and the Summary of Rights to Purchase Preferred Shares) is a general description only and is qualified in its entirety by the detailed terms and conditions set forth in the Rights Agreement, a copy of which has been filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on May 4, 2021 and is incorporated herein by reference.

Summary of the Rights Agreement

On May 4, 2021, the Special Finance Committee adopted the Rights Agreement and declared a dividend of one Right for (i) each outstanding share of Common Stock and (ii) each share of Common Stock issuable upon conversion of each share of our Series H Preferred Stock. The dividend was declared as of May 4, 2021 and was paid to the stockholders of record at the close of business on the Rights Record Date. Each Right entitles the registered holder, subject to the terms of the Rights Agreement, to purchase from us one one-thousandth of a share of the Company’s Series L Preferred Stock at the Exercise Price.

Subject to certain exceptions, the Rights will not be exercisable until the earlier to occur of (i) the close of business on the tenth business day after a public announcement or filing that a person has, or group of affiliated or associated persons have, become an Acquiring Person (as defined below) or (ii) the close of business on the tenth business day after the commencement by any person of, or the first public announcement of the intention of any person to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). “Acquiring Person” is a person or group of affiliated or associated persons who, at any time after the date of the Rights Agreement, have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of our outstanding shares of Common Stock, including through such person’s ownership of our preferred stock. No such person or group of affiliated or associated persons having beneficial ownership of 15% or more of such outstanding shares at the time of the first announcement of adoption of the Rights Agreement will be deemed an Acquiring Person until such time as such person or group becomes the beneficial owner of additional shares of Common Stock (other than by reason of a stock dividend, stock split or other corporate action effected by us in which all holders of Common Stock are treated equally).

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With respect to certificates representing shares of Capital Stock outstanding as of the Rights Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for shares of Capital Stock registered in the names of the holders thereof, and not by separate Rights Certificates, as described further below. With respect to book entry shares of Capital Stock outstanding as of the Rights Record Date, until the Distribution Date, the Rights will be evidenced by the balances indicated in the book entry account system of the transfer agent for the Capital Stock. Until the earlier of the Distribution Date and the Expiration Date (as defined below), the transfer of any shares of Capital Stock outstanding on the Rights Record Date will also constitute the transfer of the Rights associated with such shares of Capital Stock.

As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Capital Stock as of the close of business on the Distribution Date, and such Right Certificates alone will evidence the Rights. As originally adopted in the Rights Agreement, the Rights, which are not exercisable until the Distribution Date, were set to expire prior to the earliest of (i) the close of business on May 3, 2022 or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next annual meeting of the stockholders succeeding such extension; (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement; (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement and (iv) the time at which the Rights are terminated upon the occurrence of certain transactions (the earliest of (i), (ii), (iii) and (iv) is referred to as the “Expiration Date”). Our Board approved extending the date set forth in (i) above to May 3, 2024, subject to approval by our stockholders.

Each share of Series L Preferred Stock will be entitled, when, as and if declared, to a preferential per share quarterly dividend payment equal to the greater of (i) $1.00 per share or (ii) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, in each case, paid to holders of Common Stock during such period. Each share of Series L Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of our stockholders. In the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Series L Preferred Stock will be entitled to receive 1,000 times the amount received per one share of Common Stock.

Because of the nature of the Series L Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Series L Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of persons becomes an Acquiring Person, each holder of a Right, other than the Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock (or at our option, other of our securities) having a market value of two times the Exercise Price, unless the Rights were earlier redeemed or exchanged.

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In the event that, after a person or a group of persons has become an Acquiring Person, we are acquired in a merger or other business combination transaction, or 50% or more of our assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive, upon the exercise thereof at the then-current Exercise Price of the Right, that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the then-current Exercise Price.

At any time after any person or group of persons becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the voting power represented by our capital stock then outstanding (including, but not limited to, the Capital Stock), the Board, at its option, may exchange each Right (other than Rights owned by such Acquiring Person(s) which will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series L Preferred Stock (or other preferred stock) equivalent in value thereto, per outstanding Right (subject to adjustment).

With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. No fractional shares of Series L Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Series L Preferred Stock, which may, at our election, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series L Preferred Stock on the trading day immediately prior to the date of exercise.

At any time before the Distribution Date, the Board may authorize the redemption of the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as our Board in its sole discretion may establish.

Immediately upon the action of our Board electing to redeem the Rights, we will make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Our Board may amend or supplement the Rights Agreement without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct inconsistent provisions, (c) alter time period provisions, including, without limitation, the Expiration Date, or (d) make additional changes to the Rights Agreement that our Board deems necessary or desirable. However, from and after the time when any person or group of persons becomes an Acquiring Person, the Rights Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than the holders of Rights that have become null and void in accordance with the Rights Agreement).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as our stockholder, including, without limitation, the right to vote or to receive dividends.

In connection with the adoption of the Rights Agreement, the Special Committee approved a Certificate of Designations of Series L Junior Participating Preferred Stock (the “Certificate of Designations”). The Certificate of Designations was filed with the Secretary of State of the State of Delaware on May 4, 2021.

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PROPOSAL 4 – APPROVAL OF THE AMENDMENT TO OUR CFO DOUGLAS SMITH’S OUTSIDE-PLAN OPTION AGREEMENTS

What Am I Voting On?

Stockholders are being asked to approve an amendment to the stock option agreements, dated March 11, 2019 with our CFO, Douglas Smith.

Voting Recommendation

FOR the vote to approve an amendment to the stock option agreements, dated March 11, 2019 with our CFO, Douglas Smith.

Background

Stock Option Repricing Program. In order to re-incentivize and retain our employees, on March 18, 2022 (the “Repricing Date”), the Compensation Committee unanimously approved a one-time repricing of certain stock options (the “Repricing”) outstanding under our 2016 Plan and 2019 Plan that had an exercise price above $8.82 per share (the “Underwater Stock Options”). As a result of the Repricing, the exercise price of the Underwater Stock Options was set to $8.82 per share, which was the closing sale price of the Company’s Common Stock as listed on the NYSE American exchange on March 18, 2022, and which price represented the per share fair market value (the “FMV”) on the Repricing Date.

On March 11, 2019, we entered into two Stock Option Award Agreements with Douglas Smith, our CFO (the “Smith Option Agreements”), which were not granted under either the 2016 Plan nor the 2019 Plan. The Smith Option Agreements granted Mr. Smith an aggregate of 1,500,000 nonqualified stock options (“NSOs”), which equal 68,183 NSOs after the Company’s 1-for-22 reverse stock split that went effective on February 8, 2022 (the “Smith Options”). On the Repricing Date, the Compensation Committee approved an amendment to the Smith Option Agreements (the “Smith Amendment”), to amend the exercise price of the Smith Options to the then-current FMV on the Repricing Date (or $8.82), and explicitly allow cashless exercise, on the same terms and conditions as the modifications made to the Underwater Stock Options, however, because the Smith Options were granted outside of the 2016 Plan and 2019 Plan, we are required to obtain our stockholders’ approval of such modifications before such Smith Amendment becomes effective. If the stockholders do not approve the Smith Amendment, then the Smith Option Agreements will remain in effect on their current terms and will not be repriced. The Smith Amendment will be evidenced by an Amendment to the Smith Option Agreements substantially in the form attached hereto as Exhibit B.

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Accounting Treatment of the Repricing of the Smith Options

Under Financial Accounting Standards Codification Topic 718, we will recognize any incremental compensation cost of the repricing of the Smith Options. The incremental compensation cost will be measured as the excess, if any, of the fair value of the Smith Options immediately following the repricing pursuant to the Smith Amendment over the fair value of the Smith Options immediately prior to the repricing.

Pursuant to Smith Amendment, if stockholder approval is received and Mr. Smith’s options were repriced, the value of the repricing of the Smith Options award, estimated using the Black-Scholes option pricing model, would total approximately $66,819. The aggregate number of shares issuable upon exercise of option awards outstanding at April 18, 2022 for Mr. Smith was 68,183, all of which were fully vested. The information pertaining to the benefits that will be received by Mr. Smith under the Smith Amendment are set forth in the table below:

Name and Position	Total Number Shares Underlying Smith Options Subject to the Smith Amendment	Weighted Average Exercise Price before repricing of Smith Options	Dollar Value of repricing of the Smith Options pursuant to the Smith Amendment
Douglas Smith	68,183	$12.54	$66,819

Our Board and Compensation Committee believe that Mr. Smith’s work for the Company is important to the success of the Company, and wants to better incentivize Mr. Smith to continue to invest in the success of the Company, and be rewarded for such success. The Board and Compensation Committee recommend that the stockholders approve and ratify the Smith Amendment.

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PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Marcum to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of Marcum will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders submitted prior to the Annual Meeting. See the section entitled “Instructions for the virtual Annual Meeting – Participating in the Virtual Annual Meeting” above for how to submit questions.

Voting Recommendation

FOR the ratification of the appointment of Marcum as our independent registered public accounting firm.

Audit Fees

The following table sets forth the aggregate fees billed and incurred to both us or our subsidiaries by our independent registered public accounting firm for the years ended December 31, 2021 and 2020 for professional services by Marcum.

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Category	2021(1)	2020 (2)
Audit Fees	$850,000	$600,000
Audit-related Fees	-	-
All Other Fees	-	-
Tax Fees	-	20,600
	$850,000	$620,600

(1)	Includes fees incurred in connection with the filing of our registration statement on Form S-1 registering shares of our Common Stock on behalf of certain selling stockholders.
(2)	These fees were incurred during fiscal 2020 and 2021 in connection with the audit fees related to the audit for our year ended December 31, 2020 and review of our financial statements for the fiscal 2020 interim periods, as well as tax fees for certain tax compliance services provided for fiscal 2020.

Audit Fees

We paid or incurred audit fees to Marcum of $850,000 and $600,000 for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2021 and 2020, respectively. In addition, with respect to fiscal 2021, audit fees included services provided in connecting with assisting and reviewing documents we filed with the SEC

Audit-related Fees

Marcum did not provide any services not disclosed in the table above during fiscal 2021 and 2020. As a result, there were no audit-related fees billed or paid during fiscal 2021 and 2020.

All Other Fees

Marcum did not provide any services not disclosed in the table above during fiscal 2021 and 2020. As a result, there were no other fees billed or paid during fiscal 2021 and 2020.

Tax Fees

Marcum provided professional services for tax compliance for fiscal 2020 and was paid $20,600. Marcum did not provide tax compliance services for fiscal 2021.

Pre-Approval Policies and Procedures

Our Audit Committee has considered the nature and amount of fees billed by our independent registered public accounting firms and believe that the provision of services for activities to the audit is in compliance with maintaining their respective independence.

All audit fees are approved by the Audit Committee of our Board. The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under “Audit Fees,” “Audit-related Fees,” “All Other Fees,” and “Tax Fees,” as applicable, were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditors to perform the non-audit services proscribed by law or regulations.

AUDIT COMMITTEE REPORT

We constitute the Audit Committee of the Board of Directors (the “Board”) of The Arena Group Holdings, Inc. (the “Company”). The Audit Committee’s responsibility is to provide assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s financial reporting, internal controls, and external audit functions. The Company’s management is responsible for preparing, presenting, and reporting the financial statements, including developing and managing the system of internal accounting controls. Management is responsible for designing procedures to comply with accounting standards, applicable laws and regulations, and the Company’s ethical standards. The Company does not have an internal audit team and the Audit Committee and management believe that the Company’s business complexity and size do not warrant an internal audit function at this time.

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Our independent registered public accounting firm, Marcum LLP (“Marcum”), is responsible for planning and carrying out an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the Company’s internal control over financial reporting, and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles (“GAAP”), as well as reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

This Audit Committee Report is being submitted in conjunction with the Company’s audited financial statements for the year ended December 31, 2021.

Discussions with Management

In its oversight role, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with the Company’s management prior to issuance.

Discussions with the Independent Registered Public Accounting Firm

The Audit Committee discussed with Marcum, the Company’s independent registered public accounting firm, the overall scope and plans for their audit. The Audit Committee met with Marcum, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission (“SEC”).

Written Disclosures from the Company’s Independent Registered Public Accounting Firm

Marcum delivered to the Audit Committee the letter and written disclosures required by applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning its independence. The Audit Committee has discussed Marcum’s independence with Marcum and the Company’s management.

Audit Committee Recommendations

Based on the review and discussions described above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Other Matters

The Audit Committee has the responsibility to select, compensate, and evaluate its independent registered public accounting firm and its independence, and, when appropriate, replace the audit firm. The Audit Committee has appointed Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Although the Audit Committee has sole authority to appoint the independent registered public accounting firm, the Audit Committee has recommended that the Board seek stockholder ratification of the appointment at the Annual Meeting as a matter of good governance.

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In addition, the Audit Committee may from time to time engage its own outside advisors and experts as needed, apart from counsel or advisors hired by management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a Board-level oversight role to provide advice, counsel, and direction to management and to the auditors based on the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Independence of Committee Members

The Board determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and the NYSE American, and that Ms. Lee, the Chairman of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules.

Approval of Services and Fees

The Audit Committee approves the type and scope of services and fees to be rendered during the year by Marcum, in advance of performing such services. When directed by the Audit Committee, the Audit Committee Chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, and later present them to the Audit Committee.

Audit Committee Charter

The Audit Committee operates under a written charter adopted by the Board. The Company intends to make its Audit Committee Charter available on the Company’s website in the Investor Relations section. If not available on the Company’s website, the Charter is available in the Company’s proxy statement. Any future changes in the Audit Committee Chair will also be reflected on the website.

Members of the Audit Committee

Laura Lee (Chair)

Carlo Zola

Daniel Shribman

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OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2021 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2021, which contains our Form 10-K for the fiscal year ended December 31, 2021, and consolidated financial statements, as filed with the SEC, have been included with the proxy materials. A copy may be obtained without charge to stockholders upon written request to Investor Relations at the address for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

Ross Levinsohn

Chief Executive Officer and Chairman
New York, New York
May 2, 2022

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EXHIBIT A TO THE PROXY STATEMENT

THE ARENA GROUP HOLDINGS, INC.

2022 STOCK AND INCENTIVE COMPENSATION PLAN

1. Purpose of the Plan.

The purpose of this Plan is to enhance shareholder value by linking the compensation of officers, directors, key employees and consultants of the Company to increases in the price of The Arena Group Holdings, Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain and encourage such employees and directors to act in the shareholders’ interest and share in the Company’s success. In addition, the purpose of this amended and restated Plan is to incorporate the ability to offer Employees options to purchase the Company’s Shares that qualify as Incentive Stock Options, subject to the approval of the shareholders of the Company.

2. Definitions.

As used herein, the following definitions shall apply:

“Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4.

“Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

“Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

“Award” means a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the Plan.

“Awardee” means an Employee, Director or Consultant who has been granted an Award under the Plan.

“Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement or Other Stock-Based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company or the Participant receiving the Award unless specifically so provided in the Award Agreement.

“Board” means the Board of Directors of the Company.

“Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change of Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change of Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change of Control or any analogous term is provided in an individual written agreement, the foregoing definition will apply and (C) if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code for purposes of determining whether such payment or distribution may then occur.

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“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder and other relevant, lawful interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 or, in the absence of any such special appointment, the Compensation Committee of the Board. If there is no Compensation Committee, the full Board shall constitute the Committee.

“Common Shares” means the common stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

“Company” means The Arena Group Holdings, Inc. or, except as utilized in the definition of Change of Control, its successor.

“Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, or Consultant or a change in the Entity for which the Participant renders the service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, the Participant’s Continuous Service will be considered to have terminated on the date the Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to the extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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“Conversion Award” has the meaning set forth in Section 4(b)(xii).

“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries; (ii) the consummation of a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company; (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Common Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

“Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.

“Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

“Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, because of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

“Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee, Consultant or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

“Entity” means a corporation, partnership, limited liability company or other entity.

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“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto, the Securities and Exchange Commission regulations thereunder and other relevant, lawful interpretive guidance issued by such Commission.

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

“Fair Market Value” means the closing price for the Common Shares reported on a consolidated basis on the primary national securities exchange on which such Common Shares are traded on the date of measurement, or if the Common Shares were not traded on such measurement date, then on the next preceding date on which Common Shares were traded, all as reported by such source as the Committee may select. If the Common Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, considering, to the extent appropriate, the requirements of Sections 409A and 422 of the Code and bid and offered prices on any applicable over the counter market.

“Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

“Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and that does so qualify.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Officer” means an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

“Other Stock-Based Award” means an Award granted pursuant to Section 12 on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

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“Own,” “Owned,” “Owner,” “Ownership.” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

“Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Performance Criteria” shall have the meaning set forth in Section 13(b).

“Plan” means this 2022 Stock and Incentive Compensation Plan, as set forth herein and as amended from time to time.

“Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto, the Securities and Exchange Commission regulations thereunder and other relevant, lawful interpretive guidance issued by such Commission.

“Share” means a Common Share, as adjusted in accordance with Section 15.

“Stock Appreciation Right” or “SAR” means a right granted under Section 10 on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

“Stock Award” means an award or issuance of Shares made under Section 11, the grant, issuance, retention, vesting and transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

“Stock Unit Award” means an award or issuance of Stock Units made under Section 12 of the Plan, the grant, issuance, retention, vesting and transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).

“Subsidiary” means with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

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“Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any of the following events: (i) the Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) the Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) the Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) the Participant’s gross misconduct; , provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.

“Termination of Employment” means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing Continuous Service as an Employee (as determined in accordance with Section 3401(c) of the Code) of the Company and any of its Subsidiaries or Affiliates. The term shall also be deemed to include cessation of a relationship as a Contractor (without related assumption of Employee status). Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” within the meaning of Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period.

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3. Stock Subject to the Plan.

(a) Aggregate Limit. Subject to the provisions of Section 15(a), the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is 1,800,000 Shares. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b) Code Section 422 Limits; Limit on Awards to Directors; Limit on Stock Performance Awards. Subject to the provisions of Section 15(a), the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed the total aggregate number of Shares that may be subject to or delivered under Awards under the Plan, as the same may be amended from time to time. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single fiscal year shall not exceed the fair value of seventy-five thousand (75,000) Common Shares.

(c) Share Counting Rules.

(i) For purposes of this Section 3, Shares subject to Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan.

(ii) Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, shall again be available for grant under the Plan.

(iii) Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (c).

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan and their respective delegates.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iii) Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, if applicable, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.

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(iv) Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(v) Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i) to select the Non-employee Directors, Consultants and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii) to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii) to determine the type of Award to be granted to the selected Employees,
Consultants and Non-employee Directors;

(iv) to approve forms of Award Agreements;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi) to correct administrative errors;

(vii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate state, local and foreign laws, regulations and practices;

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(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x) to modify or amend each Award, including, but not limited to, the acceleration of vesting and exercisability, provided, however, that any such modification or amendment (A) is subject to the plan amendment provisions set forth in Section 16, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi) to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award or Stock Unit Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii) to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiii) (A) to cancel any outstanding Option or SAR and grant in substitution therefore of (1) a new Option or SAR covering the same or a different number of Common Shares, (2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) cash or (5) other valuable consideration (as determined by the Administrator in its sole discretion), or (B) to take any other action that is treated as a repricing under generally accepted accounting principles, all in accordance with the terms of the Plan;

(xiv) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

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(xvi) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvii) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and anyone claiming through them. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d) Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5. Eligibility.

Awards may be granted only to Directors, Employees and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6. Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect from the date the Plan is approved by the shareholders of the Company (the “Effective Date”) until terminated under Section 16.

7. Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Common Shares is prohibited by law or the Company’s insider trading policy to the 30th day after the expiration of the prohibition.

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8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards, as otherwise allowed under subsection (c) below or to the extent the Option is compliant with Section 409A of the Code.

(c) Option Repricings. Subject to Section 15(a), the exercise price of an Option may be reduced by the Administrator, but not to less than 100% of the Fair Market Value per Share on the date of the reduction. Such reduction may be made by the Administrator in its sole discretion, except: (i) to the extent shareholder approval is required by Applicable Law; or (ii) only with the consent of the affected Option holder if doing so would, in the aggregate, result in material adverse tax consequences to such holder. Such reduction shall only be permissible under this Plan if it would not result in taxation under Section 409A of the Code.

(d) Vesting Period and Exercise Dates. Options granted under this Plan shall vest or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

An Option may, but need not, include a provision whereby the Option holder may elect at any time before the Option holder’s continuous active employment terminates to exercise the Option as to any part or all of the Common Shares subject to the Option prior to the full vesting of the Option. Any unvested Common Shares so purchased shall be subject to such restrictions (on transfer or otherwise) as the Board determines to be appropriate, may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Award.

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(e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i) cash or its equivalent;

(ii) check or wire transfer (denominated in U.S. Dollars);

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that Common Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(v) by cashless exercise and/or pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(vi) subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(vii) subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(viii) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(ix) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(x) any combination of the foregoing methods of payment.

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(f) Procedure for Exercise; Rights as a Shareholder.

(i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii) An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii) Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

9. Incentive Stock Option Terms and Limitations.

(a) Eligibility. Only Employees (who qualify as employees under Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such Employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company unless at the time such Option is granted the Option exercise price is at least 110% of the Fair Market Value of the Shares subject to the Option on the Grant Date and such Option by its terms is not exercisable after the expiration of 5 years from the Grant Date.

(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall be consistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

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10. Stock Appreciation Rights.

A Stock Appreciation Right entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. All Stock Appreciation Rights under the Plan shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8. However, any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). Subject to the provisions of Section 8, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11. Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable or vested, (iv) such terms and conditions on the grant, issuance, vesting or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b) Restrictions and Performance Criteria. The grant, issuance, retention or vesting of Stock Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, the occurrence of a specified corporate event, personal performance evaluations or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Awards.”

(c) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Shares covered by such Award. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber a Stock Award.

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12. Stock Unit Awards and Other Stock-Based Awards.

(a) Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (ii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued or vested, (iii) such terms and conditions on the grant, issuance, vesting and forfeiture of the Shares as may be determined from time to time by the Administrator, (iv) restrictions on the transferability of the Stock Unit Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b) Restrictions and Performance Criteria. The grant, issuance, retention and vesting of Stock Unit Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, the occurrence of a specified corporate event, personal performance evaluations or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.”

(c) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(d) Other Stock-Based Award. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash-based bonus based on the attainment of Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(e) Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish Performance Criteria in its discretion. If the Administrator exercises its discretion to establish Performance Criteria, the number and value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

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(f) Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash or Shares as the Administrator determines.

13. Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer. Notwithstanding the foregoing provisions of this Section 13(a), an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option will be deemed to be a Nonstatutory Stock Option as a result of such transfer. In addition, the Company may have the unilateral right to purchase the underlying shares acquired by a non-Employee regardless of how the interests were transferred.

(b) Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more criteria based on financial performance, the occurrence of a specified corporate event (such as an acquisition or merger), personal performance evaluations or completion of service, either individually, alternatively or in any combination, applied, as applicable, to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution. The Administrator may establish specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts, subject to the right of the Administrator to exercise discretion to adjust payment amounts, either up or down, following the conclusion of the performance period on the basis of such further considerations as the Administrator in its sole discretion shall determine. Extraordinary, non-recurring items that may be the basis of adjustment include, but are not limited to, acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses. Without limiting the foregoing, performance criteria may include objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board).

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(c) Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to Disability, death, or otherwise (including Termination for Cause) shall have on any Award. Unless otherwise provided in the Award Agreement:

(i) Upon termination from membership on the Board by a Non-employee Director for any reason other than Disability or death or Termination for Cause, any Option or SAR held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture, or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for three (3) months thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. Any unvested Stock Award, Stock Unit Award or Other Stock Based Award held by a Non-employee Director at the time of termination from membership on the Board for a reason other than Disability or death shall be immediately cancelled and forfeited.

(ii) Termination from membership on the Board by a Non-employee Director due to Disability or death shall result in full vesting of any outstanding Options or SARs and vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a Non-employee Director due to Disability or death occurs over the total number of months in such period. Any Options or SARs that vest upon Disability shall remain exercisable for one year thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. Any Options or SARs that vest upon death shall remain exercisable for eighteen (18) months thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iii) Upon Termination of Employment due to Disability or death, any Option or SAR held by an Employee shall, if not already fully vested, become fully vested and exercisable as of the effective date of such Termination of Employment and shall remain exercisable for one year after such Termination of Employment due to Disability or death (or such longer or shorter period specified in the Award Agreement), or, in either case, the remaining term of the Option or SAR, if less. Termination of Employment due to Disability or death shall result in vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death occurs over the total number of months in such period. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iv) Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options and SARs held at the time of such Termination of Employment shall remain exercisable for three (3) months thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. Notwithstanding the foregoing, all outstanding and unexercised Options and SARs shall be immediately cancelled in the event of a Termination for Cause.

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(d) Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Termination for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Common Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Shares received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than Termination for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(e) Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any Common Shares until at least six (6) months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, in the event of the Participant’s death or Disability, upon a Corporate Transaction or a Change in Control in which the vesting of such Options or SARs accelerates, or upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines) any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

14. Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards, Stock Unit Awards or Other Stock-Based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

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15. Adjustments upon Changes in Capitalization, Organic Change or Change of Control.

(a) Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.

(b) Liquidation and Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding Common Shares not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Common Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of the Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c) Corporate Transactions. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of the Stock Award. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of this Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Shares issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction, as the Board will determine (or, if the Board will not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with the Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; or

(vi) provide that holder of the Stock Award may not exercise the Stock Award but will receive a payment, in the form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise. Payments under this Section 9(c)(vi) may be delayed to the same extent that payment of consideration to the holders of the Common Shares in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action with respect to all Stock Awards or with respect to all Participants.

(d) Change of Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

(e) Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 14(a) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 in order to ensure that such Award complies with Section 409A of the Code.

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16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company to the extent required by Applicable Law. In addition, unless approved by the Board (and the shareholders of the Company to the extent required by Applicable Law) and subject to Section 16(b), no such amendment shall be made that would increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval, if required, shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Awards or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19. Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

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20. Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23. Governing Law; Interpretation of Plan and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware, except as to matters governed by U.S. federal law.

(b) If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c) The headings preceding the text of each section hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

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24. Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c) Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Termination of Employment.

(d) In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e) In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f) Notwithstanding anything herein to the contrary, neither the Company nor the Administrator makes any representation or guarantee that the Plan or its administration shall comply with Code Section 409A, and in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.

25. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

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27. Foreign Employees and Consultants.

Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

28. Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the maximum statutory withholding requirement may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

29. Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

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EXHIBIT B TO THE PROXY STATEMENT

FORM OF AMENDMENT

TO

STOCK OPTION AWARD AGREEMENT

This AMENDMENT (this “Amendment”), dated as of [_________], 2022 to THEMAVEN, INC. STOCK OPTION AWARD AGREEMENT, by and between The Arena Group Holdings, Inc., formerly known as theMaven, Inc. (the “Company”), and Douglas B. Smith (“Optionee” or “you”).

RECITALS:

WHEREAS, the Company and Optionee entered into a two Stock Option Award Agreements, both dated as of March 11, 2019 (collectively, including any amendments, the “Option Agreements”), issued separate from any equity incentive or similar plan, which set forth certain terms and conditions related to the option grants made by the Company to you to purchase shares of common stock of the Company.

WHEREAS, the Company and Optionee desire to amend the Option Agreements to lower the exercise price in the Option Agreements to the current fair market value of the Corporation’s common stock as listed on the NYSE American (the “FMV”) and explicitly allow payment of the exercise price by traditional cashless exercise (“Cashless Exercise”), if elected by Optionee at the time of exercise.

WHEREAS, pursuant to NYSE American guidance, the adjustment of the exercise price Amendment must be approved and ratified by a vote of the Company’s stockholders.

WHEREAS, except as expressly provided herein, all other terms and conditions of the Option Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Capitalized terms not defined in this Amendment shall have the meanings given them in the Option Agreements.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	The “Exercise Price” on the first page of the Option Agreement shall be amended and restated to be the FMV as of the close of the NYSE American on March 18, 2022: $8.82 per share.

2.	The Exercise Price may be paid by Cashless Exercise, at the election of Optionee at the time of exercise (in addition to any other method by which the Exercise Price may already be paid in the Option Agreement).

3.	The Company and Optionee mutually agree that this Amendment is subject to approval and ratification by the Company’s stockholders before this Amendment becomes effective. This Amendment shall be submitted for approval to stockholders of the Company at the Company’s next annual meeting. If the stockholders do not approve this Amendment, then the Company and Optionee mutually agree that the Option Agreements will remain in effect on their current terms and will not be repriced.

4.	This Amendment may be executed in any number of counterparts (including by facsimile, portable document format (.pdf) or other electronic transmission), each of which shall be an original, and which together shall constitute one and the same Amendment.

[Signatures on Following Page.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year set forth above.

THE ARENA GROUP HOLDINGS, INC.	OPTIONEE

By:
Name:	Name:	Douglas B. Smith
Title:

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

June 2, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at - **https://www.astproxyportal.com/ast/26433**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733330000000001000 2 060222

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ross Levinsohn
- ○ Todd Sims
- ○ Daniel Shribman
- ○ Carlo Zola
- ○ Christopher Petzel
- ○ Laura Lee
- ○ H. Hunt Allred

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

June 2, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/273495257 (password: agh2022) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at - **https://www.astproxyportal.com/ast/26433**

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20733330000000001000 2 060222

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ross Levinsohn
- ○ Todd Sims
- ○ Daniel Shribman
- ○ Carlo Zola
- ○ Christopher Petzel
- ○ Laura Lee
- ○ H. Hunt Allred

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THE ARENA GROUP HOLDINGS, INC.

Proxy for Annual Meeting of Stockholders on June 2, 2022

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ross Levinsohn, as attorney and proxy of the undersigned, with full power of substitution and power to act alone, as proxies to vote all the shares of stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of The Arena Group Holdings, Inc., to be held June 2, 2022 at https://web.lumiagm.com/273495257 (password: agh2022), and at any adjournments or postponements thereof, as follows (with discretionary authority as to any and all other matters that may properly come before the meeting):

(Continued and to be signed on the reverse side)

1.1 14475